Securities Act of 1933 Registration No. 033-43529

Investment Company Act of 1940 Registration No. 811-06440

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  165

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  165

Fidelity Aberdeen Street Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Nicole Macarchuk, Secretary and Chief Legal Officer

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on April 29, 2025 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

Fund /Ticker

Fidelity® Multi-Asset Index Fund /FFNOX

Prospectus

April 29, 2025

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Multi-Asset Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:

Fidelity® Multi-Asset Index Fund
Investment Objective
Fidelity® Multi-Asset Index Fund seeks high total return.
Fee Table

The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.10%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses	0.03%
Total annual operating expenses	0.13 % A
Fee waiver and/or expense reimbursement	0.02 % B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.11 % A
A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. As a result, the total annual operating expenses after fee waiver and/or expense reimbursement in the fee table exceed the contractual expense limitation of the fund.
B Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.08% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through June 30, 2026 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$11
3 years	$39
5 years	$71
10 years	$164

Portfolio Turnover
The fund will not incur transaction costs, such as commissions, when it buys and sells shares of underlying Fidelity ® funds (or "turns over" its portfolio), but it could incur transaction costs if it were to buy and sell other types of securities directly. If the fund were to buy and sell other types of securities directly, a higher portfolio turnover rate could indicate higher transaction costs and could result in higher taxes when fund shares are held in a taxable account. Such costs, if incurred, would not be reflected in annual operating expenses or in the example and would affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 12 % of the average value of its portfolio.
Principal Investment Strategies
  Investing in a combination of Fidelity® stock and bond index funds (underlying Fidelity® funds) using an asset allocation strategy designed for investors seeking a broadly diversified, index-based investment.
  Allocating assets among underlying Fidelity® index funds according to an asset allocation of approximately:
Fidelity® 500 Index Fund 41%
Fidelity® International Index Fund 24%
Fidelity® Extended Market Index Fund 10%
Fidelity® Emerging Markets Index Fund 10%
Fidelity® U.S. Bond Index Fund 7%
Fidelity® Long-Term Treasury Bond Index Fund 5%
Fidelity® International Bond Index Fund 3%

Principal Investment Risks
  Investing in Other Funds.

The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives.
  Stock Market Volatility.

Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.

Interest rate increases can cause the price of a debt security to decrease.
  Income Risk.

A low or negative interest rate environment can adversely affect an underlying fund's yield.
  Foreign Exposure.

Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

Foreign exchange rates also can be extremely volatile.
  Geographic Exposure to Europe.

Because an underlying fund invests a meaningful portion of its assets in Europe, the underlying fund's performance is expected to be closely tied to social, political, and economic conditions within Europe and to be more volatile than the performance of more geographically diversified funds.
  Geographic Exposure to Japan.

Because an underlying fund invests a meaningful portion of its assets in Japan, the underlying fund's performance is expected to be closely tied to social, political, and economic conditions within Japan and to be more volatile than the performance of more geographically diversified funds.
  Prepayment.

The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.

The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.

Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.

A decline in the credit quality of an issuer or a provider of credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) for a security can cause the price of a security to decrease.
  Correlation to Index.

The performance of an underlying index fund and its index may vary somewhat due to factors such as fees and expenses of the underlying fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on an underlying fund and its shareholders.
  Passive Management Risk.

Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. An underlying index fund may be concentrated to approximately the same extent that its index concentrates in the securities of issuers in a particular industry or group of industries.
  Leverage Risk.

Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Mid Cap Investing.

The value of securities of medium size, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Small Cap Investing.

The value of securities of smaller, less well-known issuers can perform differently from the market as a whole and other types of stocks and can be more volatile than that of larger issuers.
  Securities Lending Risk.

Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency .
  You could lose money by investing in the fund.
Performance

The following information is intended to help you understand the risks of investing in the fund.

The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index and a hypothetical composite of market indexes over various periods of time. The hypothetical composite of market indexes has characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance. Visit www.fidelity.com for more recent performance information.
Year-by-Year Returns
2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
0.13%	8.31%	19.27%	- 6.58%	25.10%	16.28%	17.05%	- 18.05%	19.29%	13.12%

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	17.82%	June 30, 2020
Lowest Quarter Return	- 18.24%	March 31, 2020
Year-to-Date Return	- 0.02%	March 31, 2025

Average Annual Returns
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2024	Past 1 year	Past 5 years	Past 10 years
Fidelity® Multi-Asset Index Fund
Return Before Taxes	13.12%	8.52%	8.57%
Return After Taxes on Distributions	11.35%	7.23%	7.55%
Return After Taxes on Distributions and Sale of Fund Shares	8.82%	6.54%	6.76%
Fidelity Multi-Asset Composite Index℠ (reflects no deduction for fees or expenses)	13.40%	8.65%	8.69%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	14.53%	13.10%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager.

Portfolio Manager(s)

Andrew Dierdorf (Co-Portfolio Manager) has managed the fund since 2009.

Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2018.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity ® brokerage or mutual fund account, through a retirement account, or through an investment professional.

You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST ® ) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Multi-Asset Index Fund seeks high total return.

Principal Investment Strategies

The Adviser invests the fund's assets in a combination of Fidelity ® funds.

The following table lists the underlying Fidelity ®  funds in which the fund currently may invest (four Fidelity ®  stock index funds (U.S. and international) and three Fidelity ®  bond index funds (U.S. investment grade, U.S. long-term treasury, and international)) and the fund's approximate asset allocation.

Funds	Asset Allocation
Fidelity ® 500 Index Fund	41%
Fidelity ® International Index Fund	24%
Fidelity ® Extended Market Index Fund	10%
Fidelity ® Emerging Markets Index Fund	10%
Fidelity ® U.S. Bond Index Fund	7%
Fidelity ® Long-Term Treasury Bond Index Fund	5%
Fidelity ® International Bond Index Fund	3%

The Adviser intends to manage the fund to remain close to its asset allocation strategy, and does not intend to trade actively among underlying Fidelity ® funds or intend to attempt to capture short-term market opportunities. However, the Adviser may modify the asset allocation strategy for the fund and modify the selection of underlying Fidelity ® funds from time to time. When modifying the selection of underlying Fidelity ® funds and transitioning in or out of one or more underlying Fidelity ® funds, the Adviser may invest the fund's assets directly in securities for a period of time.

Description of Underlying Fidelity ®   Funds

The following is a brief description of each of the underlying Fidelity® funds. More detail regarding each underlying Fidelity® fund can be found in each underlying Fidelity ® fund's prospectus. A copy of any underlying Fidelity ® fund's prospectus is available at www.fidelity.com or institutional.fidelity.com.

Fidelity ® 500 Index Fund

The fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States. Normally investing at least 80% of assets in common stocks included in the S&P 500® Index, which broadly represents the performance of common stocks publicly traded in the United States.

Fidelity ® Extended Market Index Fund

The fund seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization United States companies. Normally investing at least 80% of assets in common stocks included in the Dow Jones U.S. Completion Total Stock Market Index℠, which represents the performance of stocks of mid- to small-capitalization U.S. companies.

Fidelity ® International Index Fund

The fund seeks to provide investment results that correspond to the total return of foreign stock markets. Normally investing at least 80% of assets in common stocks included in the MSCI EAFE Index, which represents the performance of foreign stock markets.

Fidelity ® Emerging Markets Index Fund

The fund seeks to provide investment results that correspond to the total return of emerging stock markets. Normally investing at least 80% of assets in securities included in the MSCI Emerging Markets Index and in depository receipts representing securities included in the index.

Fidelity ® U.S. Bond Index Fund

The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index. Normally investing at least 80% of assets in bonds included in the Bloomberg U.S. Aggregate Bond Index.

Fidelity ® Long-Term Treasury Bond Index Fund

The fund seeks a high level of current income. Normally investing at least 80% of assets in securities included in the Bloomberg U.S. Long Treasury Bond Index, a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities of 10 years or more.

Fidelity ® International Bond Index Fund

The fund seeks to provide a high level of current income. Normally investing at least 80% of assets in securities included in the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD), which is a multi-currency benchmark that includes fixed-rate treasury, government-related, corporate and securitized bonds from developed and emerging markets issuers while excluding USD denominated debt.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying Fidelity ® funds in which it invests. The ability of the fund to meet its investment objective is directly related to its asset allocation among underlying Fidelity ® funds and the ability of those funds to meet their investment objectives. If the Adviser's asset allocation strategy does not work as intended, the fund may not achieve its objective. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Investing in Other Funds. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility.

Stock Market Volatility . The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Certain investments held by a fund may have relied on the London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another). As a result of benchmark reforms, publication of all LIBOR settings has ceased. Although the transition process away from certain benchmark rates, including LIBOR, for more instruments has been completed, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging markets economies can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. All of these factors can make emerging markets securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Geographic Exposure. Social, political, and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic, currency, or regulatory developments. Similarly, from time to time, an underlying fund may invest a meaningful portion of its assets in the securities of issuers located in a single country or a limited number of countries. If an underlying fund invests in this manner, there is a higher risk that social, political, economic, tax (such as a tax on foreign investments or financial transactions), currency, or regulatory developments in those countries may have a significant impact on the underlying fund's investment performance.

Special Considerations regarding Europe . Europe includes both developed and emerging markets. Most developed countries in Western Europe are members of the European Union (EU), and many are also members of the European Economic and Monetary Union (EMU). European countries can be significantly affected by the tight fiscal and monetary controls with which EU members and candidates for EMU membership are required to comply. In addition, the private and public sectors' debt problems of a single EU country can pose economic risks to the EU as a whole. Unemployment in Europe has historically been higher than in the United States, public deficits are an ongoing concern in many European countries, the region is currently facing great political and economic uncertainty and many European economies are experiencing slow economic growth or recession. Eastern European countries generally continue to move toward market economies. However, their markets remain relatively undeveloped and can be particularly sensitive to social, political, and economic developments. The EU faces challenges related to member states seeking to change their relationship with the EU, exemplified by the United Kingdom's withdrawal. There can be significant uncertainty as to the terms and consequences of EU member states seeking to change their relationship with the EU. Among other things, a member state's decision to leave the EU could result in increased volatility and illiquidity in the European and such member state's economies, as well as the broader global economy. Companies with a significant amount of business in the member state or Europe may experience lower revenue and/or profit growth, which may adversely affect the value of a fund's investments. In addition, uncertainty regarding any member state's exit from the EU may lead to instability in the foreign exchange markets, including volatility in the value of the euro.

Special Considerations regarding Japan .   The Japanese economy, at times, has been characterized by government intervention and protectionism, an aging demographic, declining population, and an unstable financial services sector. International trade, particularly with the United States, government support of the financial services sector and other troubled sectors, consistent government policy, natural disasters, and geopolitical developments can significantly affect economic growth. Since a significant portion of Japan's trade is conducted with developing nations, almost all of which are in East and Southeast Asia, it can be affected by currency fluctuations and other conditions in these other countries.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction), changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support (such as guarantees) or a maturity-shortening structure (such as demand and put features) also can be affected by these types of changes, and if the structure of a se curity fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Correlation to Index. The performance of an underlying index fund and its index may vary somewhat due to factors such as fees and expenses of the underlying fund, transaction costs, imperfect correlation between the underlying fund's securities and those in its index, timing differences associated with additions to and deletions from the index, and changes in the component securities. In addition, an underlying index fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. An underlying index fund may not be fully invested at times, either as a result of cash flows into the underlying fund or as a result of reserves of cash held by the underlying fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect an underlying index fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on an underlying fund and its shareholders.

Passive Management Risk.   Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an underlying index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. An underlying index fund may be concentrated to approximately the same extent that its index concentrates in the securities of issuers in a particular industry or group of industries.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Mid Cap Investing. The value of securities of medium size, less well-known issuers can be more volatile than that of relatively larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks.

Small Cap Investing . The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers and can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Smaller issuers can have more limited product lines, markets, and financial resources.

Securities Lending Risk . Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Multi-Asset Index Fund seeks high total return.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

NAV is calculated using the values of the underlying Fidelity ® funds in which the fund invests. Shares of underlying Fidelity ® funds are valued at their respective NAVs. For an explanation of the circumstances under which the underlying Fidelity ® funds will use fair value pricing and the effects of using fair value pricing, see the underlying Fidelity ® funds' prospectuses and Statements of Additional Information (SAIs).

To the extent that underlying Fidelity ® fund assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some underlying Fidelity ® fund assets may not occur on days when the fund is open for business.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity ® brokerage account or a Fidelity ® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity ® brokerage account, your transactions generally involve your Fidelity ® brokerage core (a settlement vehicle included as part of your Fidelity ® brokerage account).

If you do not currently have a Fidelity ® brokerage account or a Fidelity ® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity ® brokerage account or a Fidelity ® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-FIDELITY for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity ® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity ® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity ® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of funds, or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of funds is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of funds level, or demonstrates that the fund of funds has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer. Some qualified funds of funds may be exempt, as determined by the fund's Treasurer, from monitoring frequent trading based on the nature of the fund of funds.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Shares of the fund are not eligible for purchase by registered investment companies or business development companies to the extent such acquisition is in reliance on Rule 12d1-4 under the Investment Company Act of 1940.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the  NAV next calculated after the order is received by the authorized intermediary.

Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form.

Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity ® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® brokerage or mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity ® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® brokerage or mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund , the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity ® money market fund that are used to buy shares of another Fidelity ® fund are settled simultaneously.

If your account is held through an intermediary , the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity ® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity ® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, if you are investing through a Fidelity ® brokerage account or a Fidelity ® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.

  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.

  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity ® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends and capital gain distributions per the tables below:

Fund Name	Dividends Paid
Fidelity® Multi-Asset Index Fund	April, December

Fund Name	Capital Gains Paid
Fidelity® Multi-Asset Index Fund	April, December

Distribution Options

When you open an account, specify how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option.

Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice, you will be assigned this option.

2. Income-Earned Option.

Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option.

Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option.

Any dividends will be automatically invested in shares of another identically registered Fidelity ® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity ® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2024, the Adviser had approximately $4.7trillion in discretionary assets under management, and approximately $5.9 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser administers the asset allocation program for the fund and is responsible for handling the business affairs for the fund.

Portfolio Manager(s)

Andrew Dierdorf is Co-Portfolio Manager of Fidelity ® Multi-Asset Index Fund, which he has managed since 2009. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Dierdorf has worked as a portfolio manager.

Finola McGuire Foley is Co-Portfolio Manager of Fidelity ® Multi-Asset Index Fund, which she has managed since 2018. She also manages other funds. Since joining Fidelity Investments in 2003, Ms. Foley has worked as an assistant portfolio manager and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser.

The management fee is calculated and paid to the Adviser every month.

The Adviser is responsible for the payment of all other expenses of the fund with limited exceptions.

The annual management fee rate, as a percentage of the fund's average net assets, is shown in the following table:

Fund	Management Fee Rate
Fidelity® Multi-Asset Index Fund	0.10%

The basis for the Board of Trustees approving the management contract for the fund is available in the fund's Form N-CSR report for the fiscal period ended February 28, 2025.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares.

These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they would increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

  Fidelity® Multi-Asset Index Fund

Years ended February 28,	2025	2024 A	2023	2022	2021
Selected Per-Share Data
Net asset value, beginning of period	$56.29	$48.92	$56.99	$56.29	$45.60
Income from Investment Operations
Net investment income (loss) B,C	1.20	1.11	.94	1.14	.86
Net realized and unrealized gain (loss)	5.81	7.99	(5.65)	3.06	11.42
Total from investment operations	7.01	9.10	(4.71)	4.20	12.28
Distributions from net investment income	(1.24)	(1.10)	(.96)	(1.14)	(.88)
Distributions from net realized gain	(2.48)	(.63)	(2.40)	(2.35)	(.70)
Total distributions	(3.71) D	(1.73)	(3.36)	(3.50) D	(1.59) D
Net asset value, end of period	$59.59	$56.29	$48.92	$56.99	$56.29
Total Return E	12.82%	18.72%	(8.43)%	7.07%	27.10%
Ratios to Average Net Assets C,F,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.08%	.08%	.08%	.08%	.08%
Expenses net of all reductions	.08%	.08%	.08%	.08%	.08%
Net investment income (loss)	2.03%	2.13%	1.89%	1.87%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$8,470,903	$8,041,715	$7,185,984	$8,314,829	$7,597,894
Portfolio turnover rate H	12%	10%	17%	28%	16%

A For the year ended February 29.

B Calculated based on average shares outstanding during the period.

C Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

D Total distributions per share do not sum due to rounding.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.

Additional Index Information

Fidelity Multi-Asset Composite Index ℠   is a customized blend of unmanaged indexes, weighted as follows: S&P 500 ® Index - 41%; Dow Jones U.S. Completion Total Stock Market Index ℠ - 10%; MSCI EAFE Index (Net MA) - 24%; MSCI Emerging Markets Index (Net MA) - 10%; Bloomberg U.S. Aggregate Bond Index - 7%; Bloomberg U.S. Long Treasury Bond Index - 5%; and Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD) - 3%. The composition differed in periods prior to November 1, 2021.

S&P 500 ® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

"Bloomberg ® " and the index or indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg"), and have been licensed for use for certain purposes by the Adviser.

The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the index or indices, which is determined, composed and calculated by BISL without regard to the Adviser or the fund(s). Bloomberg has no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to fund(s) customers, in connection with the administration, marketing or trading of the fund(s).

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES-WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE-ARISING IN CONNECTION WITH THE FUND(S) OR INDEX OR INDICES OR ANY DATA OR VALUES RELATING THERETO-WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

Each of Fidelity ® International Index Fund and Fidelity ® Emerging Markets Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley & Co. Incorporated (Morgan Stanley). Morgan Stanley makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the MSCI EAFE Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE Index. Morgan Stanley has no obligation to take the needs of the issuer of the fund or the owners of the fund into consideration in determining, composing or calculating the MSCI EAFE Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued or in the determination or calculation of the equation by which the fund is redeemable for cash. Morgan Stanley has no obligation or liability to owners of the fund in connection with the administration, marketing or trading of the fund.

ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEX FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, MORGAN STANLEY DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN. MORGAN STANLEY MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. MORGAN STANLEY MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Inclusion of a stock in an index does not imply that it is a good investment .

The index or indices are a product of S&P Dow Jones Indices LLC ("SPDJI"), and has/have been licensed for use by the Adviser. Standard & Poor's ® and S&P ® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones ® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). It is not possible to invest directly in an index. The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly or the ability of the index or indices to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices' only relationship to the Adviser with respect to the index or indices is the licensing of the index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The index is or indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the fund(s). S&P Dow Jones Indices have no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund(s) or the timing of the issuance or sale of the fund(s) or in the determination or calculation of the equation by which the fund(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund(s). There is no assurance that investment products based on the index or indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals:   When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports and Form N-CSR also include additional information. The fund's annual report includes a discussion of recent market conditions and the fund's investment strategies that affected performance. In Form N-CSR, you will find the fund's annual and semi-annual financial statements.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, annual or semi-annual report, or the fund's financial statements or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-06440

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

1.720676.127	IDV-PRO-0425

Fund	Ticker
Fidelity® Multi-Asset Index Fund	FFNOX

Fund of Fidelity Aberdeen Street Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2025

This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated April 29, 2025, an annual report, a fund's financial statements, or a free copy of a fund's proxy voting record, please call Fidelity at 1-800-544-8544 or visit Fidelity's web site at www.fidelity.com.

For more information on any Fidelity ® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

245 Summer Street, Boston, MA 02210

IDV-PTB-0425

1.720677.127

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISER
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT SERVICES
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."

Notwithstanding the foregoing investment limitations, the underlying Fidelity ® funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying Fidelity ® fund are set forth in its SAI.

In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity ® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying Fidelity ® funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

Fidelity® Multi-Asset Index Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Fidelity® Multi-Asset Index Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.

On the following pages in this section titled "Investment Policies and Limitations," except as otherwise indicated, references to "a fund" or "the fund" may relate to Fidelity® Multi-Asset Index Fund or an underlying fund in which Fidelity® Multi-Asset Index Fund invests, and references to "an adviser" or "the adviser" may relate to FMR (or its affiliates) or an adviser (or sub-adviser) of an underlying fund.

Affiliated Bank Transactions. A Fidelity ® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets and include such instruments as mortgage-backed securities and commercial mortgage-backed securities. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity ® funds and other advisory clients only) shares of Fidelity ® Central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity ® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but generally do not pay management fees. The investment results of the portions of a Fidelity ® fund's assets invested in the Central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity ® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.

Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country or Geographic Region. The Adviser considers a number of factors to determine whether an issuer is located in or tied economically to a particular country or region including: whether a third-party vendor has assigned a particular country or region classification to the issuer or included the issuer in an index representative of a particular country or region; the issuer's domicile, incorporation, and location of assets; whether the issuer derives at least 50% of its revenues from, or has at least 50% of its assets in, a particular country or region; the source of government guarantees (if any); and the primary trading market or listing exchange. Whether an issuer is located in or tied economically to a particular country can be determined under any of these factors.

Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.

Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.

ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.

Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.

Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.

ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund (other than a money market fund) may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

Funds of Funds and Other Large Shareholders. Certain Fidelity ® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity ® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time or through use of a transition account.

Funds' Rights as Investors. Fidelity ® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Fidelity® Multi-Asset Index Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on the Secured Overnight Financing Rate (SOFR) and other interest rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements (except equity index funds). Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity ® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Swap Agreements (equity index funds only). Under a typical equity swap agreement, a counterparty such as a bank or broker-dealer agrees to pay a fund a return equal to the dividend payments and increase in value, if any, of an index or group of stocks, or of a stock, and the fund agrees in return to pay a fixed or floating rate of interest, plus any declines in value of the index. Swap agreements can also have features providing for maximum or minimum exposure to a designated index. In order to hedge its exposure effectively, a fund would generally have to own other assets returning approximately the same amount as the interest rate payable by the fund under the swap agreement.

Swap agreements allow a fund to acquire or reduce credit exposure to a particular issuer, asset, or basket of assets. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund and impairing the fund's correlation with its applicable index. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another more creditworthy party.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded OTC or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity ® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity ® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity ® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity ® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity ® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted by its investment policies, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity ® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity ® funds or other vehicles that may engage in such activities directly.

Covenant-Lite Obligations . A fund can invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations (covenant-lite obligations), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; however, in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of various financial metrics; however, in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in (i) more limited access to financial information, (ii) difficulty evaluating the borrower's financial performance over time and/or (iii) delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, have recently been at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). Equity REITs own real estate properties, while mortgage REITs make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity ® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity ® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.

SEC Rule 18f-4.   In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.

Securities Lending. A Fidelity ® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Fidelity ® funds for which Geode Capital Management, LLC (Geode) serves as sub-adviser or adviser will not lend securities to Geode or its affiliates. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity ® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity ® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund's adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund's Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies , including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by the Adviser and its affiliates) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by the Adviser. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or OTC at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

A fund that seeks to track the performance of a particular index could invest in investment companies that seek to track the performance of indexes other than the index that the fund seeks to track.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the OTC market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded OTC, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fidelity® Multi-Asset Index Fund reserves the right to invest without limitation in investment-grade or money market instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity ® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the London Interbank Offered Rate (LIBOR), which was calculated based on the rate of interest offered on short-term interbank deposits, had historically been the most common benchmark rate for floating rate securities. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings collateralized by treasuries) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). Markets are slowly developing in response to these new rates. As a result of the benchmark reforms, publication of all LIBOR settings has ceased. Although the transition process away from IBORs for most instruments has been completed, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based (or formerly IBOR-based) instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely or previously relied on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that the Adviser identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world's major economies and may have the potential for rapid economic growth.

Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include less social, political, and economic stability and greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes. Foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities. Local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, suspend or limit an issuer's ability to make dividend or interest payments, and/or limit or entirely restrict repatriation of invested capital, profits, and dividends. Capital gains may be subject to local taxation, including on a retroactive basis. Issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency. Investors may experience difficulty in enforcing legal claims related to the securities and shareholder claims common in the United States may not exist in emerging markets. Additionally, local judges may favor the interests of the issuer over those of foreign investors. U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons. Bankruptcy judgments may only be permitted to be paid in the local currency. Infrequent financial reporting, substandard disclosure, and differences in financial reporting, audit and accounting requirements and standards may make it difficult to ascertain the financial health of an issuer. Moreover, limited public information regarding an issuer may result in greater difficulty in determining market valuations of the securities.

In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters as well as extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country that limits or restricts foreign investment, the movement of assets or other economic activity. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristics exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause large budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. Recently, the U.S. Federal Reserve and other countries' central banks went through a period of interest rate increases in response to global inflation. Central banks' interest rate increases may have a disproportionately adverse effect on emerging market economies.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any additional increases in U.S. interest rates may further restrict the access to credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the continued effects of a global pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

The COVID-19 pandemic has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports. Limited supplies of effective vaccination and medical resources have undermined the productive activities in emerging markets. The continually evolving variants of the COVID-19 virus have constantly challenged the existing containment strategy, causing significant human capital loss and social disturbances. The future direction of the pandemic is difficult to predict, and emerging markets are more likely to suffer more heavily from new developments in the virus due to their lack of sufficient access to medical resources.

These economic setbacks have been exacerbated by the ongoing conflict in Ukraine stemming from Russia's invasion into the country in early 2022, which is causing higher global inflation and the significant rise in energy and food prices. These problems may worsen if the war escalates or spreads into neighboring countries or other regions.

Canada.  Canada is generally politically stable; its banking system is relatively robust and its financial market relatively transparent. Meanwhile, Canada is sensitive to commodity price changes. It is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, events affecting the supply and demand of base commodity resources and industrial and precious metals and materials, both domestically and internationally, can have a significant effect on Canadian market performance.

The United States is Canada's largest trading partner and developments in economic policy and U.S. market conditions have a significant impact on the Canadian economy. The economic and financial integration of the United States, Canada, and Mexico through the United States-Mexico-Canada Agreement (USMCA) may make the Canadian economy and securities market more sensitive to North American trade patterns. Any disruption in the continued operation of USMCA may have a significant and adverse impact on Canada's economic outlook and the value of a fund's investments in Canada.

Growth has continued to slow in recent years for certain sectors of the Canadian economy, particularly energy extraction and manufacturing. Forecasts on growth remain modest. Oil prices have fluctuated greatly over time and the enduring volatility in the strength of the Canadian dollar may also negatively impact Canada's ability to export, which could limit Canada's economic growth. The global pandemic and the conflict in Ukraine continue to negatively impact the world economy including the Canadian market.

Europe. The European Union (EU) is an intergovernmental and supranational union of European countries spanning the continent, each known as a member state. One of the key activities of the EU is the establishment and administration of a common single market consisting of, among other things, a common trade policy. In order to further the integration of the economies of member states, member states established, among other things, the European Economic and Monetary Union (EMU), a collection of policies that set out different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation, including the adoption of a single currency, the euro. While all EU member states participate in the economic union, only certain EU member states have adopted the euro as their currency. When a member state adopts the euro as its currency, the member state no longer controls its own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank (ECB).

While economic and monetary convergence in the EU may offer opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. European countries can be significantly affected by the tight fiscal and monetary controls that the EU governing institutions may impose on its members or with which candidates for EMU membership are required to comply. Europe must grapple with a number of challenges, any one of which could threaten the sustained economic growth, regulatory efficiency, or political survival of the political and economic union. Countries adopting the euro must adjust to a unified monetary system which has resulted in the loss of exchange rate flexibility and, to some degree, the loss of economic sovereignty. Europe's economies are diverse, governance is decentralized, and its cultures differ widely. Unemployment in some European countries has historically been higher than in the United States, and a number of countries continue to face abnormally high unemployment levels, particularly for younger workers, which could pose a political risk. Many EU nations are susceptible to the economic risks associated with high levels of debt. The EU continues to face major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU's resettlement and distribution of refugees, and the resolution of the EU's problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

Political. From the 2000s through the early 2010s, the EU extended its membership to Eastern European countries. It has accepted several Eastern European countries as new members and has engaged with several other countries regarding future enlargement. Membership for these states is intended to, among other things, cement economic and political stability across the region. For these countries, membership serves as a strong political impetus to engage in regulatory and political reforms and to employ tight fiscal and monetary policies. Nevertheless, certain new member states, particularly former satellites of the former Soviet Union, remain burdened to various extents by certain infrastructural, bureaucratic, and business inefficiencies inherited from their history of economic central planning. Further expansion of the EU has long-term economic benefits for both member states and potential expansion candidates. However, certain European countries are not viewed as currently suitable for membership, especially countries with less developed economies. The current and future status of the EU therefore continues to be the subject of political controversy, with widely differing views both within and between member states. The growth of nationalist and populist parties in both national legislatures and the European Parliament may further threaten enlargement as well as impede both national and supranational governance.

Russia poses its own set of risks for the EU, as evidenced by the Russian invasion of Ukraine in February 2022 and the ongoing Russia-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia's natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activity.

It is possible that, as wealth and income inequality grow both within and between individual member states, socioeconomic and political tensions may be exacerbated. The potential direct and indirect consequences of this growing gap may be substantial.

The transition to a more unified economic system also brings uncertainty. Significant political decisions will be made that may affect market regulation, subsidization, and privatization across all industries, from agricultural products to telecommunications, that may have unpredictable effects on member states and companies within those states.

The influx of migrants and refugees seeking resettlement in the EU as a result of ongoing conflicts around the world also poses certain risks to the EU. Additionally, the conflict in Ukraine has caused significant humanitarian and economic concerns for Europe. A protracted conflict would increase the number of refugees coming into Europe, cause increase in commodity prices and supply-chain disruptions, add pressure to inflation, and deepen output losses. Furthermore, there is the risk that the conflict in Ukraine may spread to other areas of Europe. All of these would adversely impact a fund's investment in Europe.

The COVID-19 pandemic has served to exacerbate need in unstable regions, leading to increased numbers of refugees. Resettlement itself may be costly for individual member states, particularly those border countries on the periphery of the EU where migrants first enter. In addition, pressing questions over accepting, processing and distributing migrants have been a significant source of intergovernmental disagreements and could pose significant dangers to the integrity of the EU.

Economic. As economic conditions across member states may vary widely, there is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member states. Member states must maintain tight control over inflation, public debt, and budget deficits in order to qualify for participation in the euro. These requirements severely limit EMU member states' ability to implement fiscal policy to address regional economic conditions. Moreover, member states that use the euro cannot devalue their currencies in the face of economic downturn, precluding them from stoking inflation to reduce their real debt burden and potentially rendering their exports less competitive.

The United Kingdom (UK) left the EU on January 31, 2020 under the terms of a negotiated departure deal (commonly known as "Brexit"). A transition period, which kept most pre-departure arrangements in place, ended on December 31, 2020, and the UK entered into a new trading relationship with the EU under the terms of the EU-UK Trade and Cooperation Agreement (TCA) which reflected the long-term, post-transition landscape. Further discussions are to be held between the UK and the EU in relation to matters not covered by the trade agreement, such as financial services. Notwithstanding the TCA, significant uncertainty remains in the market regarding the ramifications of the UK's withdrawal from the European Union. Significant economic and regulatory uncertainty caused by the UK's exit from the EU has resulted in volatile markets for the UK and broader international financial markets. While the long-term effects of Brexit remain unclear, in the short term, financial markets may experience, among other things, greater volatility and/or illiquidity, currency fluctuations, and a decline in cross-border investment between the UK and the EU. The effects of Brexit are also being shaped by new trade deals that the UK is negotiating with several other countries, including the United States. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the UK determines which EU laws to replicate or replace. The impact of Brexit, and these new trade agreements, on the UK and in global markets as well as any associated adverse consequences remains unclear, and the uncertainty may have a significant negative effect on the value of a fund's investments. In addition to managing the effects of Brexit, the United Kingdom is currently grappling with financial crises. Uncertainty regarding the UK government's economic and financial policies may have a negative effect on investors and the impact of these crises may have a significant adverse effect on the value of a fund's investments.

The global financial crisis of 2008-2009 brought several small countries in Europe to the brink of sovereign default. Many other economies fell into recession, decreasing tax receipts and widening budget deficits. In response, many countries of Europe have implemented fiscal austerity, decreasing discretionary spending in an attempt to decrease their budget deficits. However, many European governments continue to face high levels of public debt and substantial budget deficits, some with shrinking government expenditures, which hinder economic growth in the region and may still threaten the continued viability of the EMU. Due to these large public deficits, some European issuers may continue to have difficulty accessing capital and may be dependent on emergency assistance from European governments and institutions to avoid defaulting on their outstanding debt obligations. The availability of such assistance, however, may be contingent on an issuer's implementation of certain reforms or reaching a required level of performance, which may increase the possibility of default. Such prospects could inject significant volatility into European markets, which may reduce the liquidity or value of a fund's investments in the region. Likewise, the high levels of public debt raise the possibility that certain European issuers may be forced to restructure their debt obligations, which could cause a fund to lose the value of its investments in any such issuer.

The legacy of the global financial crisis of 2008-2009, the European sovereign debt crisis, and the ongoing recession in parts of Europe have left the banking and financial sectors of many European countries weakened and, in some cases, fragile. Many institutions remain saddled with high default rates on loans, still hold assets of indeterminate value, and have been forced to maintain higher capital reserves under new regulations. This has led to decreased returns from finance and banking directly and has constricted the sector's ability to lend, thus potentially reducing future returns and constricting economic growth. The ECB has previously sought to spur economic growth and ward off deflation by engaging in quantitative easing, lowering the ECB's benchmark rate into negative territory, and opening a liquidity channel to encourage bank lending. Most recently the ECB has been slowing their purchasing strategy.

Ongoing regulatory uncertainty could have a negative effect on the value of a fund's investments in the region. Governments across the EMU are facing increasing opposition to certain measures taken in response to the recent economic crises. In light of such uncertainty, the risk that certain member states will abandon the euro persists and any such occurrence would likely have wide-ranging effects on global markets that are difficult to predict. These effects, however, would likely have a negative impact on a fund's investments in the region.

Although some European economies have begun to show more sustained economic growth, the ongoing debt crisis, political and regulatory responses to the financial crisis, the effects of the COVID-19 pandemic, and uncertainty over the future of the EMU and the EU itself may continue to limit short-term growth and economic recovery in the region. Some countries have experienced prolonged stagnation or returns to recession, raising the possibility that other European economies could follow suit. Economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, heavy regulation of non-financial businesses, persistent trade deficits, rigid labor markets, and inability to access credit. Although certain of these challenges may weigh more heavily on some European economies than others, the economic integration of the region increases the likelihood that an economic downturn in one country may spread to others. Should Europe fall into another recession, the value of a fund's investments in the region may be affected.

Currency. Investing in euro-denominated securities (or securities denominated in other European currencies) entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the disparate European economies. In addition, many European countries rely heavily upon export-dependent businesses and significant change in the exchange rate between the euro and the U.S. dollar can have either a positive or a negative effect upon corporate profits and the performance of EU investments. If one or more countries abandon the use of the euro as a currency, the value of investments tied to those countries or to the euro could decline significantly. In addition, foreign exchange markets have recently experienced sustained periods of high volatility, subjecting a fund's foreign investments to additional risks.

Nordic Countries. The Nordic countries - Iceland, Denmark, Finland, Norway, and Sweden - relate to European integration in different ways. Norway and Iceland are outside the EU, although they are members of the European Economic Area. Denmark, Finland, and Sweden are EU members, but only Finland has adopted the euro as its currency, whereas Denmark has pegged its currency to the euro. Generally, Nordic countries have strong business environments, highly educated workforces, and relatively stable financial markets and political systems. Faced with stronger global competition in recent years, however, some Nordic countries have had to scale down their historically generous welfare programs, resulting in drops in domestic demand and increased unemployment. Economic growth in many Nordic countries continues to be constrained by tight labor markets and adverse European and global economic conditions, particularly the volatility in global commodity demand. The Nordic countries' manufacturing sector has experienced continued contraction due to outsourcing and flagging demand, spurring increasing unemployment. Furthermore, the protracted recovery due to the ongoing European debt crisis and persistent low growth in the global economy may limit the growth prospects of the Nordic economies. The conflict in Ukraine continues to pose economic risks to Nordic countries.

Eastern Europe. Investing in the securities of Eastern European issuers may be highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Eastern European countries have different levels of political and economic stability. Some countries have more integrated economies and relatively robust banking and financial sectors while other countries continue to be burdened by regional, political, and military conflicts. In many countries in Eastern Europe, political and economic reforms are too recent to establish a definite trend away from centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation, and confiscatory taxation. The ongoing conflict in Ukraine poses great risk to Eastern European countries' economic stability.

Eastern European countries continue to move towards market economies at different paces with varying characteristics. Many Eastern European markets suffer from thin trading activity, dubious investor protections, and often a lack of reliable corporate information. Information and transaction costs, differential taxes, and sometimes political, regulatory, or transfer risk may give a comparative advantage to the domestic investor rather than the foreign investor. In addition, these markets are particularly sensitive to social, political, economic, and currency events in Western Europe and Russia and may suffer heavy losses as a result of their trading and investment links to these economies and their currencies. In particular, the disruption to the Russian economy as a result of sanctions imposed by the United States and EU in connection with Russia's invasion of Ukraine may hurt Eastern European economies with close trade links to Russia. Russia may also attempt to directly assert its influence in the region through coercive use of its economic, military, and natural resources.

In some of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of Western market economies, little or no experience in trading in securities, weak or nonexistent accounting or financial reporting standards, a lack of banking and securities infrastructure to handle such trading and a legal tradition without strongly defined property rights. Due to the value of trade and investment between Western Europe and Eastern Europe, credit and debt issues and other economic difficulties affecting Western Europe and its financial institutions can negatively affect Eastern European countries.

Eastern European economies may also be particularly susceptible to the volatility of the international credit market due to their reliance on bank related inflows of foreign capital. Although many Eastern European economies have experienced modest growth for several periods due, in part, to external demand, tighter labor markets, and the attraction of foreign investment, major challenges persist as a result of their continued dependence on Western European countries for credit and trade. Accordingly, the European crisis may present serious risks for Eastern European economies, which may have a negative effect on a fund's investments in the region.

Several Eastern European countries on the periphery of the EU have recently been the destination for a surge of refugees and migrants fleeing global conflict zones, particularly the civil wars in Syria and Afghanistan, the economic hardship across Africa and the developing world, and the Russia-Ukraine conflict. While these countries have borne many of the direct costs of managing the flow of refugees and migrants seeking resettlement in Europe, they have also faced significant international criticism over their treatment of migrants and refugees which may affect foreign investor confidence in the attractiveness of such markets.

Japan. Japan continues to recover from recurring recessionary forces that have negatively impacted Japan's economic growth over the last decade. Japan's economic strengths-low public external debt, relatively consistent currency, and highly innovative industries-have helped combat these recurring recessionary forces. Despite signs of economic growth in recent years, Japan is still vulnerable to persistent underlying systemic risks, including massive government debt, an aging and shrinking of the population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses. Furthermore, Japan's economic growth rate could be impacted by the Bank of Japan's monetary policies, rising interest rates and global inflation, tax increases, budget deficits, and volatility in the Japanese yen.

Overseas trade is important to Japan's economy and its economic growth is significantly driven by its exports. Meanwhile, Japan's aging and shrinking population increases the cost of the country's pension and public welfare system and lowers domestic demand, making Japan more dependent on exports to sustain its economy. Therefore, any developments that negatively affect Japan's exports could present risks to a fund's investments in Japan. For example, domestic or foreign trade sanctions or other protectionist measures could harm Japan's economy. In addition, currency fluctuations may also significantly affect Japan's economy, as a stronger yen would negatively impact Japan's ability to export. Likewise, any escalation of tensions in the region, including disruptions caused by political tensions with North Korea or territorial disputes with Japan's major trading partners, may adversely impact Japan's economic outlook. In particular, Japan is heavily dependent on oil imports, and higher commodity prices could have a negative impact on its economy. Japan is also particularly susceptible to the effects of declining growth rates in China, Japan's largest export market. Given that China is a large importer of Japanese goods and is a significant source of global economic growth, a continued Chinese slowdown may negatively impact Japanese economic growth both directly and indirectly. Moreover, the animosity between Japan and other Asian countries, such as China and Korea, may affect the trading relations between these countries. China's territorial ambition over Taiwan may negatively impact Japan's relationship with China given Japan's historical and economic interests in Taiwan. Similarly, the European debt crisis and persistent low growth in the global economy could present additional risks to a fund's investments in Japan.

Japan's economic recovery has been affected by stress resulting from a number of natural disasters, including disasters that caused damage to nuclear power plants in the region, which have introduced volatility into Japan's financial markets. In response to these events, the government has injected capital into the economy and reconstruction efforts in disaster-affected areas in order to stimulate economic growth. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, continue to persist. The full extent of the impact of recurring natural disasters on Japan's economy and foreign investment in Japan is difficult to estimate.

Although Japanese banks are stable, maintaining large capital bases, they continue to face difficulties generating profits. In recent years, Japan has employed a program of monetary loosening, fiscal stimulus, and growth-oriented structural reform, which has generated limited success in raising growth rates. Although Japan's central bank has continued its quantitative easing program, there is no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Furthermore, the long-term potential of this strategy remains uncertain, as the first of two planned increases in Japan's consumption tax resulted in a decline in consumption and the effect of the second increase remains to be seen. While Japan has historically kept inflation in the country relatively low, global economic challenges such as rising inflation and commodity shortages, worsened by the ongoing effects of the conflict in Ukraine, may have a negative impact on Japan's economy.

Asia Pacific Region (ex Japan). While the Asia Pacific region has substantial potential for economic growth, many countries in the region have historically faced political uncertainty, corruption, military intervention, and social unrest. Examples include military threats on the Korean peninsula and along the Taiwan Strait, the ethnic, sectarian, extremist, and/or separatist violence found in Indonesia and the Philippines, and the nuclear arms threats between India and Pakistan. To the extent that such events continue in the future, they can be expected to have a negative effect on economic and securities market conditions in the region. In addition to the regional military threats and conflicts, the effects of the conflict in Ukraine may adversely impact the economies of countries in the region. The recent global supply chain disruptions and rising inflation have stressed the economies of countries in the region that rely substantially on international trade. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact any country's economy in the region. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the region to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the region.

Economic. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the European Union. The countries in this region are also heavily dependent on exports and are thus particularly vulnerable to any weakening in global demand for these products. Many countries in the region are economically reliant on a wide range of commodity exports. Consequently, countries in this region have been adversely affected by the persistent volatility in global commodity prices and are particularly susceptible to declines in growth rates in China. The Australian and New Zealand economies are also heavily dependent on the economies of China and other Asian countries. Countries in this region have experienced high debt levels, an issue that is being compounded by weakened local currencies. Although the economies of many countries in the region have exhibited signs of growth, such improvements, if sustained, may be gradual. Future growth in the region may be limited or hindered by the reduced demand for exports due to a continued economic slowdown in China, which could significantly lower demand for the natural resources many Asia Pacific economies export. Since China has been such a major source of demand for raw materials and a supplier of foreign direct investment to exporting economies, the slowdown of the Chinese economy could significantly affect regional growth. In addition, the trading relationship between China and several Asia Pacific countries has been strained by the geopolitical conflict created by competing territorial claims in the South China Sea, which has created diplomatic tension in the region that may adversely impact the economies of the affected countries. Regional growth may also be limited by the lack of available capital for investment resulting from the European debt crisis and by persistent low growth in the global economy, as well as increases in interest rates and the tapering of other monetary policies adopted by the central banks of developed countries.

The Republic of Korea (South Korea) . Investing in South Korea involves risks not typically associated with investing in the U.S. securities markets. Investments in South Korea are, in part, dependent on the maintenance of peaceful relations with North Korea, on both a bilateral and global basis. Relations between the two countries remain tense, as exemplified in periodic acts of hostility, and the possibility of serious military engagement still exists. Any escalation in hostility, initiation of military conflict, or collateral consequences of internal instability within North Korea would likely cause a substantial disruption in South Korea's economy, as well as in the region overall.

South Korea has one of the more advanced economies and established democratic political systems in the Asia Pacific region with a relatively sound financial sector and solid external position. South Korea's economic reliance on international trade, however, makes it highly sensitive to fluctuations in international commodity prices, currency exchange rates and government regulation, and makes it vulnerable to downturns of the world economy. South Korea has experienced modest economic growth in recent years. Such continued growth may slow, in part, due to a continued economic slowdown in China. South Korea is particularly sensitive to the economic volatility of its four largest export markets (the EU, Japan, United States, and China), which all face varying degrees of economic uncertainty, including persistent low growth rates. The economic weakness of South Korea's most important trading partners could stifle demand for South Korean exports and damage its own economic growth outlook. Notably, given that China is both a large importer of South Korean goods and a significant source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact South Korean economic growth. The South Korean economy's long-term challenges include a rapidly aging population, inflexible labor market, dominance of large conglomerates, and overdependence on exports to drive economic growth.

China Region. The China Region encompasses the People's Republic of China, Taiwan, and Hong Kong. The region is highly interconnected and interdependent, with relationships and tensions built on trade, finance, culture, and politics. The economic success of China will continue to have an outsized influence on the growth and prosperity of both Taiwan and Hong Kong.

Although the People's Republic of China has experienced three decades of unprecedented growth, it now faces a slowing economy that is due, in part, to China's effort to shift away from an export-driven economy. Other contributing factors to the slowdown include lower-than-expected industrial output growth, reductions in consumer spending, a decline in the real estate market, which many observers believed to be inflated, and most recently, the COVID-19 pandemic and China's containment strategy. Further, local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. Demand for Chinese exports by Western countries, including the United States and Europe, may diminish because of weakened economic growth in those countries, resulting from the European debt crisis and persistent low growth in the global economy. Additionally, Chinese land reclamation projects, actions to lay claim to disputed islands, and China's attempt to assert territorial claims in the South China Sea have caused strains in China's relationship with various regional trading partners and could cause further disruption to regional trade. In the long term, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of foreign investment in China.

Hong Kong is closely tied to China, economically and politically, following the United Kingdom's 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong's legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong's evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption.

Although many Taiwanese companies heavily invest in China, a state of hostility continues to exist between China and Taiwan. Taiwan's political stability and ability to sustain its economic growth could be significantly affected by its political and economic relationship with China. Although economic and political relations have both improved, Taiwan remains vulnerable to both Chinese territorial ambitions and economic downturns.

In addition to the risks inherent in investing in the emerging markets, the risks of investing in China, Hong Kong, and Taiwan merit special consideration.

People's Republic of China. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned or controlled by the Chinese government. The government continues to exercise significant control over the regulation of industrial development and, ultimately, over China's economic growth, both through direct involvement in the market through state owned enterprises, and indirectly by allocating resources, controlling access to credit, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. China's continued hold on its economy, coupled with a legal system less consistent and less comprehensive than developed markets, poses a risk to foreign investors.

After many years of steady growth, the growth rate of China's economy has declined relative to prior years. Although this slowdown may have been influenced by the government's desire to stop certain sectors from overheating, and to shift the economy from one based on low-cost export manufacturing to a model driven more by domestic consumption, it holds significant economic, social and political risks. For one, the real estate market, once rapidly growing in major cities, has slowed down and may prompt government intervention to prevent collapse. Additionally, local government debt is still very high, and local governments have few viable means to raise revenue, especially with continued declines in demand for housing. Moreover, although China has tried to restructure its economy towards consumption, it remains heavily dependent on exports and is, therefore, susceptible to downturns abroad which may weaken demand for its exports and reduce foreign investments in the country. The reduction in spending on Chinese products and services, the institution of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may have an adverse impact on the securities of Chinese issuers. In particular, the economy faces the prospect of prolonged weakness in demand for Chinese exports as its major trading partners, such as the United States, Japan, and Europe, continue to experience economic uncertainty stemming from the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy, among other things. If the United States and China reinstitute tariffs, it may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China's export industry with a potentially negative impact to a fund. These kinds of events and their consequences are difficult to foresee, and it is unclear whether future tariffs may be imposed or other escalating actions may be taken in the future. Over the long term, China's aging infrastructure, worsening environmental conditions, rapid and inequitable urbanization, and quickly widening urban and rural income gap, which all carry political and economic implications, are among the country's major challenges. China also faces problems of domestic unrest and provincial separatism. Additionally, the Chinese economy may be adversely affected by diplomatic developments, the imposition of economic sanctions, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

Chinese territorial claims are another source of tension and present risks to diplomatic and trade relations with certain of China's regional trade partners. Actions by the Chinese government, such as its land reclamation projects, assertion of territorial claims in the South China Sea, and the establishment of an Air Defense Identification Zone over disputed islands, raise the fear of both accidental military conflict and that Chinese territorial claims may result in international reprisal. Such a reprisal may reduce international demand for Chinese goods and services or cause a decline in foreign direct investment, both of which could have a negative effect on a fund's investments in the securities of Chinese issuers.

As with all transition economies, China's ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment. The Chinese legal system, in particular, constitutes a significant risk factor for investors. Since the late 1970s, Chinese legislative bodies have promulgated laws and regulations dealing with various economic matters such as foreign investment, corporate organization and governance, commerce, taxation, and trade. Despite the expanding body of law in China, however, legal precedent and published court decisions based on these laws are limited and non-binding. The interpretation and enforcement of these laws and regulations are uncertain, and investments in China may not be subject to the same degree of legal protection as in other developed countries.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities is also subject to substantial restrictions, although Chinese regulators have begun to introduce new programs through which foreign investors can gain direct access to certain Chinese securities markets. Chinese regulators have implemented a program that will permit direct foreign investment in permissible products (which include cash bonds) traded on the China inter-bank bond market (CIBM) in compliance with the relevant rules established by applicable Chinese regulators.

A fund may invest in the bonds available on the CIBM through Bond Connect. The relevant rules and regulations of, the structure and terms of, and a fund's access to Bond Connect may be subject to change with minimal notice and have the potential to be applied retroactively. In the event account opening or trading is suspended on the CIBM, a fund's ability to invest in securities traded on the CIBM will be adversely affected and may negatively affect the fund. Furthermore, if Bond Connect is not operating, a fund may not be able to acquire or dispose of bonds through Bond Connect in a timely manner, which could adversely affect the fund's performance. Market volatility and potential lack of liquidity due to low trading volume of certain bonds on the CIBM may result in significant fluctuations in the prices of certain bonds traded on the CIBM.

Bond Connect trades are settled in Chinese currency, the renminbi (RMB). As a result, a fund's investments through Bond Connect will be exposed to currency risk and incur currency conversion costs, and it cannot be guaranteed that investors will have timely access to a reliable supply of RMB. RMB is the only currency of China. Although both onshore RMB (CNY) and offshore RMB (CNH) are the same currency, they are traded in different and separate markets. These markets operate separately and can be subject to different liquidity constraints and market forces, meaning their valuations can vary. A fund may hedge the foreign currency exposure that arises from the inclusion of Chinese RMB-denominated bonds into the base currency of the fund. The RMB-denominated bonds included in a fund's underlying index use CNY as the base currency. Foreign currency hedging utilizing CNY would match the currency of the index. Conversely, foreign hedging utilizing CNH may subject a fund to tracking error and incremental foreign currency risk.

While CIBM is relatively large and trading volumes are generally high, the market remains subject to similar risks as fixed income securities markets in other developing countries. Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event relevant systems fail to function properly, trading through Bond Connect may be disrupted. A fund's ability to trade through Bond Connect may therefore be adversely affected. In addition, where a fund invests in securities traded on the CIBM through Bond Connect, it may be subject to risks of delays inherent in order placing and/or settlement.

Securities listed on China's two main stock exchanges are divided into two classes. One of the two classes is limited to domestic investors (and a small group of qualified international investors), while the other is available to both international and domestic investors (A-shares). Although the Chinese government has announced plans to merge the two markets, it is uncertain whether, and to what extent, such a merger will take place. The existing bifurcated system raises liquidity and stability concerns.

Investments in securities listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (Stock Connect Programs) involve unique risks. There is no guarantee that the Stock Connect Programs will continue. Trading through Stock Connect Programs is subject to daily quotas limiting the maximum daily net purchases as well as daily limits on permitted price fluctuations. Trading suspensions are more likely in these markets than in many other global equity markets. There can be no assurance that a liquid market on an exchange will exist. In addition, investments made through Stock Connect Programs are subject to comparatively untested trading, clearance and settlement procedures. Stock Connect Programs are available only on days when markets in both China and Hong Kong are open. A fund's ownership interest in securities traded through the Stock Connect Programs will not be reflected directly, and thus a fund may have to rely on the ability or willingness of a third party to enforce its rights. Investments in Stock Connect Program A-shares are generally subject to Chinese securities regulations and listing rules, among other restrictions. Hong Kong investor compensation funds, which protect against trade defaults, are unavailable when investing through Stock Connect Programs. Uncertainties in Chinese tax rules could also result in unexpected tax liabilities for the fund.

Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. One such currency adjustment occurred in 2015, in which China purposefully devalued the yuan in an effort to bolster economic growth. More recently, however, the government has taken steps to internationalize its currency. This policy change is driven, in part, by the government's desire for the yuan's continued inclusion in the basket of currencies that comprise the International Monetary Fund's (IMF) Special Drawing Rights.

Chinese companies, particularly those located in China, may be smaller and less seasoned. China may lack, or have different, accounting and financial reporting standards, which may result in the unavailability of material information about Chinese issuers. Moreover, the Public Company Accounting Oversight Board (PCAOB) has warned that it lacks the ability to inspect audit work and practices of PCAOB-registered auditing firms within China. The Chinese government has taken positions that prevent PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. As such, under amendments to the Sarbanes-Oxley Act enacted in December 2020, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm of the issuer. PCAOB's limited ability to oversee the operations of auditing firms within China may result in inaccurate or incomplete financial records of an issuer's operations within China, which may negatively impact a fund's investments in such companies.

Additionally, China's stock market has experienced tumult and high volatility, which has prompted the Chinese government to implement several policies and restrictions with regards to the securities market. While China may take actions aimed at maintaining growth and stability in the stock market, investors in Chinese securities may be negatively affected by, among other things, disruptions in the ability to sell securities to comply with investment objectives or when most advantageous given market conditions. It is not clear what the long-term effect of such policies would be on the securities market in China or whether additional actions by the government will occur in the future.

Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. Hong Kong, however, is able to participate in international organizations and agreements and continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar and free inward and outward movement of capital. The Basic Law also guarantees existing freedoms, including the freedom of speech, assembly, press, and religion, as well as the right to strike and travel. Business ownership, private property, the right of inheritance and foreign investment are also protected by law.

By treaty, China has committed to preserve Hong Kong's high degree of autonomy in certain matters until 2047. Despite this treaty, political uncertainty continues to exist within Hong Kong, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government's response to them. For example, in June 2020, China adopted the Law of the PRC on Safeguarding National Security, which severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on 11 Hong Kong officials for cracking down on pro-democracy protests. While the Hong Kong government's crackdown and the COVID-19 pandemic contributed to the reduction of large-scale protests, there is no guarantee that additional protests will not arise in the future, and it is uncertain whether the United States will respond to such protests with additional sanctions.

Hong Kong has experienced strong economic growth in recent years in part due to its close ties with China and a strong service sector, but Hong Kong still faces concerns over overheating in certain sectors of its economy, such as its real estate market, which could limit Hong Kong's future growth. In addition, due to Hong Kong's heavy reliance on international trade and global financial markets, Hong Kong remains exposed to significant risks as a result of the European debt crisis and persistent low growth in the global economy. Likewise, due to Hong Kong's close political and economic ties with China, a continued economic slowdown on the mainland could continue to have a negative impact on Hong Kong's economy.

Taiwan. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. China has long deemed Taiwan a part of the "one China" and has made a nationalist cause of reuniting Taiwan with mainland China. In the past, China has staged frequent military provocations off the coast of Taiwan and made threats of full-scale military action. Tensions have lowered, however, exemplified by improved relations, including the first official contacts between the governments' leaders of China and Taiwan in 2015. Despite closer relations in recent years, the relationship with China remains a divisive political issue within Taiwan. Foreign trade has been the engine of rapid growth in Taiwan and has transformed the island into one of Asia's great exporting nations. As an export-oriented economy, Taiwan depends on a free-trade trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan's exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan's exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, in part, entering into free-trade agreements. In addition, the lasting effects of the European debt crisis and persistent low growth in the global economy may reduce global demand for Taiwan's exports. The Taiwanese economy's long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan's diplomatic isolation.

India. The value of a fund's investments in Indian securities may be affected by, among other things, political developments, rapid changes in government regulation, state intervention in private enterprise, nationalization or expropriation of foreign assets, legal uncertainty, high rates of inflation or interest rates, currency volatility, uncertain global economic conditions, possible additional increases in commodity prices, and civil unrest. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of India to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, any escalation of tensions with Pakistan may have a negative impact on India's economy and foreign investments in India. Likewise, political, social and economic disruptions caused by domestic sectarian violence or terrorist attacks may also present risks to a fund's investments in India.

The Indian economy is heavily dependent on exports and services provided to U.S. and European companies and is vulnerable to any weakening in global demand for these products and services. In recent years, rising wages have chipped away at India's competitive advantage in certain service sectors. A large fiscal deficit and persistent inflation have contributed to modest economic growth in India in recent years. Increases in global oil and commodity prices due to the COVID-19 pandemic and the conflict in Ukraine have further contributed to India's rising inflation and a widening of the current account deficit. While the economic growth rate has risen more recently, the Indian economy continues to be susceptible to a slowdown in the manufacturing sector, and it is uncertain whether higher growth rates are sustainable without more fundamental governance reforms.

India's market has less developed clearance and settlement procedures and there have been times when settlements have not kept pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have, in the past, been subject to closure, broker defaults and broker strikes, and there can be no certainty that these will not recur. In addition, significant delays are common in registering transfers of securities and a fund may be unable to sell securities until the registration process is completed and may experience delays in the receipt of dividends and other entitlements. Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a fund's investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund's ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a fund to repatriate their income and capital.

Shares of many Indian issuers are held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. Sales of securities by such issuer's major shareholders may also significantly and adversely affect other shareholders. Moreover, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value in India. As a result, major shareholders' actions may cause significant fluctuations in the prices of securities. Additionally, insider trading may undermine both the market price accuracy of securities and investors' confidence in the market. The illiquidity in the market may make it difficult for a fund to dispose of securities at certain times.

Furthermore, securities laws or other areas of laws may not be fully developed in India and accounting and audit standards may not be as rigorous as those in the U.S. market. Additionally, information about issuers may be less transparent, all of which increases risk to foreign investors and makes it potentially difficult to obtain and enforce court orders. The legal system may also favor domestic investors over foreign investors.

The Indian government has sought to implement numerous reforms to the economy, including efforts to bolster the Indian manufacturing sector and entice foreign direct investment. Such reformation efforts, however, have proven difficult and there is no guarantee that such reforms will be implemented or that they will be fully implemented in a manner that benefits investors.

Indonesia. Over the last decade, Indonesia has applied prudent macroeconomic efforts and policy reforms that have led to modest growth in recent years, however many economic development problems remain, including poverty and unemployment, corruption, inadequate infrastructure, a complex regulatory environment, and unequal resource distribution among regions. Although Indonesia's government has taken steps in recent years to improve the country's infrastructure and investment climate, these problems may limit the country's ability to maintain such economic growth as Indonesia has begun to experience slowing growth rates in recent years. Indonesia is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in Indonesia. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Indonesia to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. In addition, Indonesia continues to be at risk of ethnic, sectarian, and separatist violence.

In recent periods, Indonesia has employed a program of monetary loosening through reductions in interest rates and implemented a number of reforms to encourage investment. Although Indonesia's central bank has continued to utilize monetary policies to promote growth, there can be no guarantee such efforts will be sufficient or that additional stimulus policies will not be necessary in the future. Despite these efforts, Indonesia's relatively weak legal system poses a risk to foreign investors. Indonesia's tax administration can be inefficient, and a persistent informal market exists. Moreover, global inflation and the shortage of certain commodities caused by the COVID-19 pandemic and the conflict in Ukraine may continue to adversely affect Indonesia's economic recovery.

Indonesia's dependence on resource extraction and exports leaves it vulnerable to a slowdown of the economies of its trading partners and a decline in commodity prices more generally. Commodity prices have experienced significant volatility in recent years, which has adversely affected the exports of Indonesia's economy. Indonesia is particularly vulnerable to the effects of a continued slowdown in China, which has been a major source of demand growth for Indonesia's commodity exports. Indonesia is also vulnerable to further weakness in Japan, which remains one of Indonesia's largest single export markets. Indonesia has recently reversed several policies that restricted foreign investment by permitting increased foreign ownership in several sectors and opening up sectors previously closed to foreign investors. Failure to pursue internal reform, peacefully resolve internal conflicts, bolster the confidence of international and domestic investors, and weak global economic growth could limit Indonesia's economic growth in the future.

Thailand. Thailand has well-developed infrastructure and a free-enterprise economy, which is both conducive and enticing to certain foreign investment. Thailand's manageable public and external debt burden as well as the country's acceptable fiscal and monetary policy are also positive factors for foreign investors. While Thailand experienced an increase in exports in recent years, the rate of export growth has since slowed, in part due to domestic political turmoil, weakness in commodity prices, and declines in growth rates in China. Moreover, Thailand has pursued preferential trade agreements with a variety of partners in an effort to boost exports and maintain high growth. Weakening fiscal discipline, separatist violence in the south, the intervention by the military in civilian spheres, and continued political instability, however, may cause additional risks for investments in Thailand.

In the long term, Thailand's economy faces challenges including an aging population, outdated infrastructure, and an inadequate education system. Thailand's cost of labor has risen rapidly in recent years, threatening its status as a low-cost manufacturing hub. In addition, natural disasters may affect economic growth in the country. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of Thailand to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country. Thailand continues to be vulnerable to weak economic growth of its major trading partners, particularly China and Japan. Additionally, Thailand's economy may be limited by lack of available capital for investment resulting from the European debt crisis and persistent slow growth in the global economy.

Philippines. The economy of the Philippines has benefitted from its relatively low dependence on exports and high domestic rates of consumption, as well as substantial remittances received from large overseas populations. Additionally, the Philippines' solid monetary and fiscal policies, relatively low external debt, and foreign exchange reserves support the country's economic stability. Although the economy of the Philippines has grown quickly in recent years, there can be no assurances that such growth will continue. Like other countries in the Asia Pacific region, the Philippines' growth in recent years has been reliant, in part, on exports to larger economies, notably the United States, Japan and China. Given that China is a large importer and source of global demand, a continued Chinese slowdown may, directly or indirectly, negatively impact Philippine economic growth. Additionally, lower global economic growth may lead to lower remittances from Filipino emigrants abroad, negatively impacting economic growth in the Philippines. Furthermore, certain weaknesses in the economy, such as inadequate infrastructure, high poverty rates, uneven wealth distribution, low fiscal revenues, endemic corruption, inconsistent regulation, unpredictable taxation, unreliable judicial processes, high-risk security environment, high dependency on electronic exports and the tourism sector, and the appropriation of foreign assets may present risks to a fund's investments in the Philippines. In more recent years, poverty rates have declined; however, there is no guarantee that this trend will continue. In addition, investments in the Philippines are subject to risks arising from political or social unrest, including governmental actions that strain relations with the country's major trading partners, threats from military coups, terrorist groups and separatist movements. Likewise, the Philippines is prone to natural disasters such as typhoons, tsunamis, earthquakes and flooding, which may also present risks to a fund's investments in the Philippines. Natural disasters may become more frequent and severe as a result of global climate change. Given the particular vulnerability of the Philippines to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on a fund's investments in the country.

Latin America. Latin American countries have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. In recent decades, certain Latin American economies have experienced prolonged, significant economic growth, and many countries have developed sustainable democracies and a more mature and accountable political environment. Additionally, some Latin American countries have a growing middle class and an increasingly diversified economy. In recent periods, however, many Latin American countries have experienced persistent low growth rates and certain countries have fallen into recessions. Specifically, the region has recently suffered from the effects of Argentina's economic crisis. While the region is experiencing an economic recovery, there can be no guarantee that such recovery will continue or that Latin American countries will not face further recessionary pressures. Furthermore, economic recovery efforts continue to be weighed down by the costs of the COVID-19 pandemic. Rising global inflation, supply chain disruptions, the tightening of monetary policies in other countries, and high energy and food prices caused by the COVID-19 pandemic and the conflict in Ukraine pose significant challenges to Latin American countries' economies.

The region's economies represent a spectrum of different levels of political and economic development. In many Latin American countries, domestic economies have been deregulated, privatization of state-owned companies had been undertaken and foreign trade restrictions have been relaxed. There can be no guarantee, however, that such trends in economic liberalization will continue or that the desired outcomes of these developments will be successful. Nonetheless, to the extent that the risks identified above continue or re-emerge in the future, such developments could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Certain Latin American countries depend heavily on exports to the United States and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. These economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The prices of oil and other commodities are in the midst of a period of high volatility driven, in part, by a continued slowdown in growth in China, the effects of the COVID-19 pandemic, and the conflict in Ukraine. If growth in China remains slow, or if global economic conditions worsen, Latin American countries may face significant economic difficulties.

Certain Latin American countries may experience significant and unexpected adjustments to their currencies which may have an adverse effect on foreign investors. Furthermore, some Latin American currencies have recently experienced steady devaluations relative to the U.S. dollar and have had to make significant adjustments in their currencies. Continued adjustments and devaluations of currencies in certain countries may undermine a fund's investment there.

Although certain Latin American countries have recently shown signs of improved economic growth, such improvements, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. Political risks remain prevalent throughout the region, including the risk of nationalization of foreign assets. Certain economies in the region may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

A number of Latin American countries are among the largest debtors of developing countries and have a long history of reliance on foreign debt and default. The majority of the region's economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Most recently, Argentina defaulted on its debt after a U.S. court ruled in 2014 that payments to a majority of bondholders (who had settled for lower rates of repayment) could not be made so long as holdout bondholders were not paid the full value of their bonds. The ruling increases the risk of default on all sovereign debt containing similar clauses. Although Argentina settled with its bondholders following the 2014 court ruling, the country defaulted on its debt obligations again in May 2020. While Argentina emerged from its 2020 default after negotiation with its bondholders, analysts and investors are concerned that another default is inevitable given the troubles with Argentina's bond market and soaring inflation.

As a result of their dependence on foreign credit and loans, a number of Latin American economies may be adversely affected by the increases in interest rates by the U.S. Federal Reserve in recent months and by the rising global inflation. While the region has recently had mixed levels of economic growth, recovery from past economic downturns in Latin America has historically been slow, and such growth, if sustained, may be gradual. The ongoing effects of the European debt crisis, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a fund's investments in Latin American securities could be harmed if economic recovery in the region is limited.

Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

Political. Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia's government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and to respond to the needs of its citizens. To date, however, many of the country's economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The conflict with Ukraine has increased tensions between Russia and its neighbors and the West, resulting in the United States and EU placing sanctions on the Russian financial, energy, and defense sectors, as well as targeting top Russian officials. These sanctions, which include banning Russia from global payments systems that facilitate cross-border payments, combined with a collapse in energy and commodity prices, have slowed the Russian economy, which has continued to experience recessionary trends. Economic sanctions include, among others, prohibiting certain securities trades, prohibiting certain private transactions in the energy sector, certain asset freezes of Russian businesses and officials, and certain freezes of Russian securities. As a result, Russian securities declined significantly in value, and the Russian currency, ruble, has experienced great fluctuations. These sanctions may also result in a downgrade in Russia's credit rating and/or a decline in the value and liquidity of Russian securities, property, or interests. Furthermore, these sanctions may impair the ability of a fund to buy, sell, hold, receive, or deliver the affected securities. Further possible actions by Russia could lead to greater consequences for the Russian economy.

Economic. Many Russian businesses are inefficient and uncompetitive by global standards due to systemic corruption, regulatory favoritism for government-affiliated enterprises, or the legacy of old management teams and techniques left over from the command economy of the Soviet Union. Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (NSD), a recognized central securities depository, there was no central registration system for equity share registration in Russia, and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss can still occur. In addition, sanctions by the European Union and the United States against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be recorded by companies themselves and by registrars. Moreover, changes in Russian laws and regulations could require the transfer of securities from the NSD to registrars or other parties outside of standard custodial arrangements. In such cases, the risk is increased that a fund could lose ownership rights through fraud, negligence or oversight. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

Over the long-term, Russia faces challenges including a shrinking workforce, high levels of corruption, difficulty in accessing capital for smaller, non-energy companies, and poor infrastructure in need of large investments.

The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country's credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. The imposition of broader sanctions targeting specific issuers or sectors could prohibit a fund from investing in any securities issued by companies subject to such sanctions. In addition, these sanctions and/or retaliatory action by Russia could require a fund to freeze its existing investments in Russian companies. This could prohibit a fund from selling or transacting in these investments and potentially impact a fund's liquidity.

Currency. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. The Russian ruble has recently been subject to significant fluctuations due to the conflict in Ukraine and the sanctions imposed by the West. The Russian Central Bank has spent significant foreign exchange reserves to maintain the value of the ruble. Such reserves, however, are finite and, as exemplified by the recent rise in inflation, the Russian Central Bank may be unable to properly manage competing demands of supporting the ruble, managing inflation, and stimulating a struggling Russian economy. Russia's foreign exchange reserves may be spent to stabilize Russia's currency and/or economy in the future. Therefore, any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital. Such risks have led to heightened scrutiny of Russian liquidity conditions which, in turn, creates a heightened risk of the repatriation of ruble assets by concerned foreign investors. The persistent economic turmoil in Russia caused the Russian ruble to depreciate as unemployment levels increased and global demand for oil exports decreased. In particular, the recent collapse in energy prices has shrunk the value of Russian exports and further weakened both the value of the ruble and the finances of the Russian state. The Russian economy has also suffered following the conflict in Ukraine, due to significant capital flight from the country. The pressure put on the ruble caused by this divestment has been compounded by the sanctions from the United States and EU, leading to further depreciation, a limitation of the ruble's convertibility, and an increase in inflation.

The Middle East and Africa. Investing in Middle Eastern and African securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries. For instance, changes in investment policies or shifts in political climates in the region could result in changes to government regulations such as price controls, export and import controls, income and other taxes, foreign ownership restrictions, foreign exchange and currency controls, and labor and welfare benefit policies. Any unexpected changes to these policies or regulations may result in increased investment, operating or compliance expenses for a fund and may have an adverse effect on a fund's business and financial condition.

Political. Many Middle Eastern and African countries historically have suffered from political instability. Despite the trend towards democratization in recent years, especially in Africa, significant political risks continue to affect some Middle Eastern and African countries. These risks may include substantial government intervention in and control over the private sector, corrupt leaders, civil unrest, suppression of opposition parties that can lead to further dissidence and militancy, fixed elections, terrorism, coups, and war. In recent years, several countries in the Middle East and North Africa have experienced pro-democracy movements that resulted in swift regime changes. In some instances where pro-democracy movements successfully toppled regimes, the stability of successor regimes has proven weak, as evidenced by the political situation in Egypt. In other instances, these changes have devolved into armed conflict involving local factions, regional allies or international forces, and even protracted civil wars, such as in Libya and Syria.

The protracted civil war in Syria has given rise to numerous militias, terrorist groups and, most notably, the proto-state of ISIS. The conflict has disrupted oil production across Syria and Iraq, effectively destroying the economic value of large portions of the region and has caused a massive exodus of refugees into neighboring states, which further threatens government infrastructure of the refuge countries.

Regional instability has not been confined to the Middle East. In Nigeria, Africa's largest economy, continued conflicts between the government and various insurgent groups have caused grave humanitarian and economic consequences. In addition, Africa has experienced a number of regional health crises in recent years, which have demonstrated the vulnerabilities of political institutions and health care systems in the face of crisis.

Continued instability may slow the adoption of economic and political reforms and could damage trade, investment, and economic growth going forward. Further, because many Middle East and African nations have a history of dictatorship, military intervention, and corruption, any successful reforms may prove impermanent. In addition, there is an increasing risk that historical animosities, border disputes, or defense concerns may lead to further armed conflict in the region. Across the Middle East and Africa, such developments could have a negative effect on economic growth and reverse favorable trends toward economic and market reform, privatization, and the removal of trade barriers. Such developments could also result in significant disruptions in securities markets.

Although geographically remote from the conflict in Ukraine, Middle Eastern and African countries are subject to the adverse effect Russia's invasion of Ukraine brought to the global economy. Surging oil and food prices are straining the external and fiscal balances of commodity-importing countries and have increased food security problems in these regions. These economic disruptions may undermine a fund's investment in these countries.

Economic. Middle Eastern and African countries historically have suffered from underdeveloped infrastructure, high unemployment rates, a comparatively unskilled labor force, and inconsistent access to capital, which have contributed to economic instability and stifled economic growth in the region. Furthermore, certain Middle Eastern and African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility compared to those found in more developed markets of Western Europe or the United States. Additionally, certain countries in the region have a history of nationalizing or expropriating foreign assets, which could cause a fund to lose the value of its investments in those countries or could negatively affect foreign investor confidence in the region. Despite a growing trend towards economic diversification, many Middle Eastern and African economies remain heavily dependent upon a limited range of commodities. These include gold, silver, copper, cocoa, diamonds, natural gas and petroleum. These economies are greatly affected by international commodity prices and are particularly vulnerable to any weakening in global demand for these products. As a result, many countries have been forced to scale down their infrastructure investment and the size of their public welfare systems, which could have long-term economic, social, and political implications.

South Africa, Africa's second largest economy, is the largest destination for foreign direct investment on the continent. The country has a two-tiered, developing economy with one tier similar to that of a developed country and the second tier having only the most basic infrastructure. Although South Africa has experienced modest economic growth in recent years, such growth has been sluggish, hampered by endemic corruption, ethnic and civil conflicts, labor unrest, the effects of the HIV health crisis, and political instability. In addition, reduced demand for South African exports due to the lasting effects of the European debt crisis and persistent low growth in the global economy may limit any such recovery. These problems have been compounded by worries over South African sovereign debt prompted by an increasing deficit and rising level of sovereign debt. These conditions led to tremendous downgrades in South Africa's credit ratings in recent years. Although the ratings are slowly recovering, such downgrades in South African sovereign debt and the likelihood of an issuer default could have serious consequences for investments in South Africa.

The securities markets in these countries are generally less developed. Financial information about the issuers is not always publicly available, and these issuers are not subjected to uniform accounting, auditing, and financial reporting rules. Market volatility, lower trading volume, illiquidity, and rising global inflation all create risks for a fund investing in these countries. These shortcomings may undermine a fund's investment in these countries.

Currency. Certain Middle Eastern and African countries have currencies pegged to the U.S. dollar or euro rather than free-floating exchange rates determined by market forces. Although intended to stabilize the currencies, these pegs, if abandoned, may cause sudden and significant currency adjustments, which may adversely impact investment returns. There is no significant foreign exchange market for certain currencies, and it would be difficult for a fund to engage in foreign currency transactions designed to protect the value of a fund's interests in securities denominated in such currencies.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities (normally, shares of underlying Fidelity ® funds) are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) (either itself or through its affiliates) pursuant to authority contained in the management contract.

To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in underlying Fidelity ® funds, but it may incur such costs if it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund's portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union or the United Kingdom may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they, at times, will use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser's or its affiliates' funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients and uses those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker's overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser and/or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit all funds and certain funds will receive the benefit of the brokerage and research product or services obtained with other funds' commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund's commissions.

Research Contracts. The Adviser and/or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser and/or its affiliates effect fund trades, whereby the Adviser and/or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser and/or its affiliates, or that may be available from another broker. The Adviser's and/or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union or the United Kingdom. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser's and its affiliates' policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading, LLC (Kezar Trading), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.

In certain circumstances, trades are executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates have an ownership interest, the Adviser or its affiliates derive benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity ® funds, investment decisions for the fund are made independently from those of other Fidelity ® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For Fidelity® Multi-Asset Index Fund, the following table shows the fund's portfolio turnover rate for the fiscal period(s) ended February 28, 2025 and February 29, 2024. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2025	2024
Fidelity® Multi-Asset Index Fund	12%	10%

For the fiscal year(s) ended February 28, 2025, February 29, 2024, and February 28, 2023, Fidelity® Multi-Asset Index Fund paid no brokerage commissions.

During the fiscal year ended February 28, 2025, Fidelity® Multi-Asset Index Fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended December 31, 2024, Fidelity® Multi-Asset Index Fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee.

Shares of underlying Fidelity ® funds held by a fund are valued at their respective NAVs. The Board of Trustees of each underlying Fidelity ® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity ® fund's adviser, as applicable.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity ® non-money market fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. A fund's adviser through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.

Portfolio securities and assets held by an underlying Fidelity ® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees of an underlying Fidelity ® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Fidelity Management & Research Company LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account). Use of derivatives may increase taxable income and capital gains.

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity ® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. FMR has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, FMR, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 313 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Jennifer Toolin McAuliffe is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Robert F. Gartland serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's alternative investment, high income and other equity funds. The asset allocation funds may invest in Fidelity ® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Ms. Johnson also serves as Trustee of other Fidelity ® funds and was Chairman (2009-2025) of the Board of Trustees of certain Fidelity ® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity ® funds (2001-2005), and managed a number of Fidelity ® funds.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Chairman of the Board of Trustees

Ms. McAuliffe also serves as Trustee of other Fidelity ® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL's credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity ® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and an international banker at Chemical Bank NA (now JPMorgan Chase & Co.). Ms. McAuliffe also currently serves as director or trustee of several not-for-profit entities.

Christine J. Thompson (1958)

Year of Election or Appointment: 2023

Trustee

Ms. Thompson also serves as a Trustee of other Fidelity ® funds. Ms. Thompson serves as Leader of Advanced Technologies for Investment Management at Fidelity Investments (2018-present). Previously, Ms. Thompson served as Chief Investment Officer in the Bond group at Fidelity Management & Research Company (2010-2018) and held various other roles including Director of municipal bond portfolio managers and Portfolio Manager of certain Fidelity ® funds.

* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity ® funds (2013-2016) and as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-2024).

Laura M. Bishop (1961)

Year of Election or Appointment: 2023

Trustee

Ms. Bishop also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Bishop held a variety of positions at United Services Automobile Association (2001-2020), including Executive Vice President and Chief Financial Officer (2014-2020) and Senior Vice President and Deputy Chief Financial Officer (2012-2014). Ms. Bishop currently serves as a member of the Audit Committee and Compensation and Personnel Committee (2021-present) of the Board of Directors of Korn Ferry (global organizational consulting). Previously, Ms. Bishop served as a Member of the Advisory Board of certain Fidelity ® funds (2022-2023).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity ® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as a member of the Board, Chair of Nomination Committee and a member of the Corporate Governance Committee of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as President of First to Four LLC (leadership and mentoring services, 2012-2022), a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). General Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of the Noble Reach Foundation (formerly Logistics Management Institute) (consulting non-profit, 2012-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). Previously, General Dunwoody served as a member of the Board of Florida Institute of Technology (2015-2022) and a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-2021). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity ® funds (2018).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Chairman of the Independent Trustees

Mr. Gartland also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Robert W. Helm (1957)

Year of Election or Appointment: 2023

Trustee

Mr. Helm also serves as Trustee of other Fidelity ® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations, including as a Trustee and member of the Executive Committee of the Baltimore Council on Foreign Affairs, a member of the Board of Directors of the St. Vincent de Paul Society of Baltimore and a member of the Life Guard Society of Mt. Vernon. Previously, Mr. Helm served as a Member of the Advisory Board of certain Fidelity ® funds (2021-2023).

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Mr. Kenneally also serves as Trustee of other Fidelity ® funds and was Chairman (2021-2024) and Vice Chairman (2018-2021) of the Independent Trustees of certain Fidelity ® funds. Prior to retirement in 2005, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management, the worldwide fund management and institutional investment business of Credit Suisse Group. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank's institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization's equity and quantitative research groups. He began his career as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity ® funds. Mr. Murray serves as Vice Chairman of the Board (2020-present) of Meijer, Inc. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Lead Independent Director (2023-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of The Thompson Foundation, The Thompson Schools Foundation and many other community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity ® funds (2016).

Lester Owens (1957)

Year of Election or Appointment: 2024

Trustee

Mr. Owens also serves as Trustee of other Fidelity ® funds. Previously, Mr. Owens served as a member of the Advisory Board of certain Fidelity ® funds (2024). Prior to his retirement, Mr. Owens served as Senior Executive Vice President, Head of Operations, and member of the Operating Committee of Wells Fargo & Company (financial services, 2020-2023). Mr. Owens currently serves as Chairman of the Board of Directors of Robert Wood Johnson Barnabas Health, Inc. (academic healthcare system, 2022-present). Previously, Mr. Owens served as Senior Executive Vice President and Head of Operations at Bank of New York Mellon (financial services, 2019-2020) and held various roles at JPMorgan Chase & Co. (financial services, 2007-2019), including Managing Director for Wholesale Banking Operations. Mr. Owens also previously served as a member of the Board of Directors of the Depository Trust & Clearing Corporation (financial services, 2016) and as Chairman of the Board of Directors of the Clearing House Interbank Payments System (private clearing system, 2015-2016).

Carol J. Zierhoffer (1960)

Year of Election or Appointment: 2023

Trustee

Ms. Zierhoffer also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Zierhoffer held a variety of positions at Bechtel Corporation (engineering company, 2013-2019), including Principal Vice President and Chief Information Officer (2013-2016) and Senior Vice President and Chief Information Officer (2016-2019). Ms. Zierhoffer currently serves as a member of the Board of Directors, Audit Committee and Compensation Committee of Veradigm Healthcare Solutions, Inc. (healthcare technology, 2020-present). Previously, Ms. Zierhoffer served as a member of the Board of Directors, Audit and Finance Committee and Nominating and Governance Committee of Atlas Air Worldwide Holdings, Inc. (aviation operating services, 2021-2022) as well as a member of the Board of Directors and Audit Committee and as the founding Chair of the Information Technology Committee of MedAssets, Inc. (healthcare technology, 2013-2016), and as a Member of the Advisory Board of certain Fidelity ® funds (2023).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations+

Heather Bonner (1977)

Year of Election or Appointment: 2023

Assistant Treasurer

Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present)and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Senior Vice President, Vice President, Treasurer, or Director of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner was Managing Director at AQR Capital Management (2013-2022) and Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).

Stephanie Caron (1969)

Year of Election or Appointment: 2024

Chief Financial Officer

Ms. Caron also serves as Chief Financial Officer of other funds. Ms. Caron is Head of Fidelity Fund and Investment Operations (2024-present) and is an employee of Fidelity Investments. Ms. Caron serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously, Ms. Caron was Head of Investment Services for Strategic Advisers LLC (investment adviser firm, 2019-2024).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter is a Senior Vice President, Deputy General Counsel (2022-present) and is an employee of Fidelity Investments. Previously, Mr. Carter served as Chief Legal Officer of Fidelity Investments Institutional Operations Company LLC - Shareholder Division (transfer agent, 2020-2025).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer or Director of certain Fidelity entities.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Senior Vice President, Vice President, Assistant Treasurer, or Director of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).

Christopher M. Gouveia (1973)

Year of Election or Appointment: 2023

Chief Compliance Officer

Mr. Gouveia also serves as Chief Compliance Officer of other funds. Mr. Gouveia is a Senior Vice President of Asset Management Compliance (2019-present) and is an employee of Fidelity Investments. Mr. Gouveia serves as Compliance Officer of Fidelity Management Trust Company (2023-present). Previously, Mr. Gouveia served as Chief Compliance Officer of the North Carolina Capital Management Trust (2016-2019).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).

William Irving (1964)

Year of Election or Appointment: 2023

Vice President

Mr. Irving also serves as Vice President of other funds. Mr. Irving is Head of Fidelity Asset Management Solutions (2022-present) and is an employee of Fidelity Investments. Mr. Irving serves as President and Director of Fidelity Diversifying Solutions LLC (investment adviser firm, 2023-present) and Presidentor Director of certain other Fidelity entities. Previously, Mr. Irving was Chief Investment Officer (CIO) in the Global Asset Allocation division (2020-2022). Prior to that, he was Managing Director of Research in the Global Asset Allocation division (2018-2020) and portfolio manager of certain Fidelity ® funds (2004-2018).

Nicole Macarchuk (1968)

Year of Election or Appointment: 2024

Secretary and Chief Legal Officer (CLO)

Ms. Macarchuk also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Macarchuk is a Senior Vice President, Deputy General Counsel (2024-present) and is an employee of Fidelity Investments (2024-present). Prior to joining Fidelity, Ms. Macarchuk was a Partner at Dechert LLP (law firm, 2022-2024), where she focused her corporate practice on financial services and asset management industry. Prior to joining Dechert LLP, Ms. Macarchuk was Managing Director, Chief Operating Officer and General Counsel for Angel Island Capital, LLC (2019-2022) and Managing Director, General Counsel Public Markets at Kohlberg Kravis Roberts & Co. (2010-2019).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher is a Senior Vice President (2023-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.

Joyce Todisco (1983)

Year of Election or Appointment: 2024

Assistant Treasurer

Ms. Todisco also serves as an officer of other funds. Ms. Todisco is a Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Todisco serves as Assistant Treasurer of Fidelity CRET Trustee LLC (2024-present). Prior to joining Fidelity, Ms. Todisco was a Director in the asset and wealth management practice of PricewaterhouseCoopers LLP (2017-2022).

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).

+ The information includes principal occupation during the last five years.

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Gartland currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g., for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' CCO. The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Bishop currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee oversees the valuation of securities held by the funds, including the fair valuation of securities by the funds' valuation designee. The Committee receives and reviews related reports and information consistent with its oversight obligations.

The Governance and Nominating Committee is composed of Messrs. Gartland (Chair) and Murray, and Ms. Acton (Vice Chair). The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

During the fiscal year ended February 28, 2025, each committee held the number of meetings shown in the table below:

COMMITTEE	NUMBER OF MEETINGS HELD
Operations Committee	9
Audit Committee	6
Fair Valuation Committee	4
Governance and Nominating Committee	7

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2024.

Interested Trustees

DOLLAR RANGE OF FUND SHARES	ABIGAIL P JOHNSON	CHRISTINE J THOMPSON	JENNIFER TOOLIN MCAULIFFE
Fidelity® Multi-Asset Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees

DOLLAR RANGE OF FUND SHARES	ELIZABETH S ACTON	LAURA M BISHOP	ANN E DUNWOODY	ROBERT F GARTLAND
Fidelity® Multi-Asset Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

DOLLAR RANGE OF FUND SHARES	ROBERT W HELM	MICHAEL E KENNEALLY	MARK A MURRAY	LESTER OWENS
Fidelity® Multi-Asset Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	none

DOLLAR RANGE OF FUND SHARES	CAROL J ZIERHOFFER
Fidelity® Multi-Asset Index Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	$50,001 - $100,000

The following tables set forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 28, 2025, or calendar year ended December 31, 2024, as applicable.

Compensation Table (A)

		AGGREGATE COMPENSATION FROM A FUND	ACCRUED VOLUNTARY DEFERRED COMPENSATION FROM A FUND
Fidelity® Multi-Asset Index Fund	ELIZABETH S ACTON	$1,916	$0
	LAURA M BISHOP	$1,787	$0
	ANN E DUNWOODY	$1,716	$0
	ROBERT F GARTLAND	$2,002	$0
	ROBERT W HELM	$1,756	$0
	MICHAEL E KENNEALLY	$1,934	$0
	MARK A MURRAY	$1,739	$0
	LESTER OWENS (B)	$1,744	$0
	CAROL J ZIERHOFFER	$1,716	$0

(A) Abigail P. Johnson, Jennifer Toolin McAuliffe, and Christine J. Thompson are interested persons and are compensated by Fidelity.

( B)  Mr. Owens served as a Member of the Advisory Board of Fidelity Aberdeen Street Trust from March 4, 2024 through September 30, 2024. Mr. Owens serves as a Trustee of Fidelity Aberdeen Street Trust effective October 1, 2024.

	TOTAL COMPENSATION FROM THE FUND COMPLEX (A)	VOLUNTARY DEFERRED COMPENSATION FROM THE FUND COMPLEX
ELIZABETH S ACTON	$590,000	$132,000
LAURA M BISHOP	$541,500	$312,114
ANN E DUNWOODY	$525,000	$304,224
ROBERT F GARTLAND	$611,500	$180,000
ROBERT W HELM	$537,000	$304,224
MICHAEL E KENNEALLY	$612,500	$0
MARK A MURRAY	$527,500	$304,224
LESTER OWENS	$444,000	$0
CAROL J ZIERHOFFER	$525,000	$106,478

(A)   Reflects compensation received for the calendar year ended December 31, 2024, for 319 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred.

As of February 28, 2025, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISER

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR is authorized, in its discretion, to allocate the fund's assets among the underlying Fidelity® funds in which the fund may invest. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the fund, except the following, which shall be paid by the fund: (i) taxes; (ii) the fees and expenses of all Trustees who are not "interested persons" of the trust or of FMR; (iii) interest expenses with respect to borrowings by the fund; and (iv) such non-recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the fund is or is threatened to be a party and the legal obligation that the fund may have to indemnify the trust's Trustees and officers with respect thereto. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. Specific expenses payable by FMR include legal expenses, fees of the custodian and auditor, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. FMR also is responsible for the payment of any costs associated with the transfer agency services and pricing and bookkeeping services agreements.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

The following table shows the amount of management fees paid by the fund for the fiscal year(s) ended February 28, 2025, February 29, 2024, and February 28, 2023 to its current manager and prior affiliated manager(s), if any, and the amount of reimbursements and credits reducing management fees.

Fund(s)	Fiscal Years Ended	Amount of Reimbursement Reducing Management Fees	Amount of Credits Reducing Management Fees	Management Fees Paid to Investment Adviser
Fidelity® Multi-Asset Index Fund	2025	$1,675,219	$10,380	$8,342,490
	2024	$1,508,016	$10,521	$7,485,493
	2023	$1,464,571	$2,074	$7,322,188

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Andrew Dierdorf and Finola McGuire Foley are Co-Portfolio Managers of Fidelity ® Multi-Asset Index Fund and each does not receive compensation for those services to this fund. Each portfolio manager receives compensation for managing other funds and accounts at FMR or its affiliates as described below. As of February 28, 2025, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. Each portfolio manager's bonus is based on several components. The components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager's tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager's tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager's tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR's parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

A portfolio manager's compensation plan may give rise to potential conflicts of interest. A portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, "Proprietary Accounts"). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients') respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer's initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR's and its affiliates' client accounts' ability to acquire securities in the company's initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by ANDREW DIERDORF as of February 28, 2025:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	119	362	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$411,636	$244,602	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity ® Multi-Asset Index Fund ($8,475 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of February 28, 2025, the dollar range of shares of Fidelity ® Multi-Asset Index Fund beneficially owned by Mr. Dierdorf was $100,001 - $500,000.

The following table provides information relating to other accounts managed by FINOLA MCGUIRE FOLEY as of February 28, 2025:

	Registered Investment Companies *	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	34	279	none
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$174,803	$121,807	none
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity ® Multi-Asset Index Fund ($8,475 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund's fiscal year-end.

As of February 28, 2025, the dollar range of shares of Fidelity ® Multi-Asset Index Fund beneficially owned by Ms. McGuire Foley was $100,001 - $500,000.

PROXY VOTING GUIDELINES

Fidelity Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. In this pursuit, Fidelity invests in the ordinary course of business and not with the intended effect of changing or influencing control of an issuer. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation, and where following a specific guideline enumerated in this policy in a particular situation could cause a result that conflicts with the principles and philosophy stated above, Fidelity may vote differently than that specific guideline.

In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help promote accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. The board is not composed of a majority of independent directors.

2. The board's audit, compensation, and nominating/governance committees or their equivalents are not sufficiently independent.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

4. The director, other than a CEO, sits on more than five unaffiliated public company boards.

5. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

In addition, in determining whether to support director nominees, we consider factors that we believe are relevant to achieving effective governance practices, which may include the range of experience, perspectives, skills, and personal characteristics represented on the board.

While Fidelity generally considers the requirements of the relevant listing standards in determining director, board, and committee independence, we may apply more stringent independence criteria and adapt such criteria for certain foreign markets, taking into consideration listing requirements as well as differing laws, regulation, and/or practices in the relevant market. For example, Fidelity generally will find non-independent

1. Former CEOs.

2. Company founders.

3. Directors or director family members that were employed as senior executives by the company within the past five years.

Fidelity also may evaluate financial relationships, equity ownership, and voting rights in assessing the independence of director nominees.

In addition, Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The company made a commitment to modify a proposal or practice in a way that aligns with these guidelines and principles but failed to act on that commitment.

2. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management's track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder's and management's nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committee if:

1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:

a)The alignment of executive compensation and company performance relative to peers; and

b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.

2. The company has not adequately addressed concerns raised by shareholders.

3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Natural and Human Capital Issues

As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a companyif our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.

Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:

•Address a topic that our research has identified as financially material;

•Provide disclosure of new or additional information to investorswithout being overly prescriptive;

•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and

•Are realistic or practical for the company to comply with.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- provisions restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans ("poison pills")

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds or other non-Fidelity Funds

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

                    - For a large-capitalization company, burn rate higher than 1.5%.

                    - For a small-capitalization company, burn rate higher than 2.5%.

             - For a micro-capitalization company, burn rate higher than 3.5%.

  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov. To request a free copy of a fund's proxy voting record, please call Fidelity at the telephone number listed on the front cover page of this SAI.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.

The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.

Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).

The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.

The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund or class, as applicable, is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.

Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.

In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund.

To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.

Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Services" in this SAI for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT SERVICES

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity ® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based on the assets of the fund invested in such underlying Fidelity ® fund, subject to certain limitations.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program, if applicable.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended February 28, 2025, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Multi-Asset Index Fund (A)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	$0
Administrative fees	$0
Rebate (paid to borrower)	$0
Other fees not included in the revenue split (lending agent fees to NFS)	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

(A) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization.

Fidelity® Multi-Asset Index Fund is a fund of Fidelity Aberdeen Street Trust, an open-end management investment company created under an initial trust instrument dated June 20, 1991.

On October 29, 2021, Fidelity ® Multi-Asset Index Fund changed its name from Fidelity ® Four-in-One Index Fund to Fidelity ® Multi-Asset Index Fund.

The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Fidelity Management & Research Company LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodian(s).

The Bank of New York Mellon, 240 Greenwich Street, New York, New York, is custodian of the assets of the fund.

The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.

From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Executive Holdings Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings on www.fidelity.com monthly, 15 days after the month-end.

The fund may disclose a list of full or partial holdings on www.fidelity.com earlier than indicated above when FMR's Executive Holdings Policy Committee determines that there is a legitimate business purpose and the additional disclosure is not harmful to the fund.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR's Executive Holdings Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity ® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity ® fund's portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity ® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Executive Holdings Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended February 28, 2025, and report of the independent registered public accounting firm, are included in the fund's Form N-CSR and are incorporated herein by reference.

Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as Central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so.

Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2025 FMR LLC. All rights reserved.

Fidelity Aberdeen Street Trust
Post-Effective Amendment No. 165

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

Amended and Restated Trust Instrument, dated March 7, 2024, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 164.

(b)

Bylaws of the Trust, as amended and dated April 23, 2009, are incorporated herein by reference to Exhibit (b) of
Fidelity Oxford Street Trust’s (File No. 002-77909) Post-Effective Amendment No. 62.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 126.

(2)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 162.

(3)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 126.

(4)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 162.

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 126.

(6)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment No. 162.

(7)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 126.

(8)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment No. 162.

(9)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 126.

(10)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 162.

(11)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 126.

(12)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 162.

(13)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 126.

(14)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 162.

(15)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 126.

(16)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 162.

(17)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 126.

(18)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 162.

(19)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 126.

(20)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 162.

(21)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 126.

(22)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 162.

(23)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 162.

(24)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 162.

(25)

Management Contract, dated March 7, 2024, between Fidelity Advisor Freedom 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 162.

(26)

Schedule A to the Management Contract, dated March 7, 2024, between Fidelity Advisor Freedom 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 162.

(27)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment No. 126.

(28)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Advisor Freedom Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 162.

(29)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 126.

(30)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 126.

(31)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 126.

(32)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 126.

(33)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 126.

(34)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 126.

(35)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 126.

(36)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 126.

(37)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 126.

(38)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 126.

(39)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 126.

(40)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 126.

(41)

Management Contract, dated March 7, 2024, between Fidelity Flex Freedom Blend 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 162.

(42)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Freedom Blend Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment No. 126.

(43)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 128.

(44)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 128.

(45)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 128.

(46)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 128.

(47)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 128.

(48)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 128.

(49)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 128.

(50)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 128.

(51)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 128.

(52)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 128.

(53)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment No. 128.

(54)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 128.

(55)

Management Contract, dated March 7, 2024, between Fidelity Freedom 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 162.

(56)

Schedule A to the Management Contract, dated March 7, 2024, between Fidelity Freedom 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 162.

(57)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 128.

(58)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 139.

(59)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment No. 162.

(60)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment No. 139.

(61)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 162.

(62)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 139.

(63)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 162.

(64)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment No. 139.

(65)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 162.

(66)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 139.

(67)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No. 162.

(68)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 139.

(69)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(75) of Post-Effective Amendment No. 162.

(70)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 139.

(71)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No. 162.

(72)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No. 139.

(73)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 162.

(74)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(75) of Post-Effective Amendment No. 139.

(75)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 162.

(76)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No. 139.

(77)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 162.

(78)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 139.

(79)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 162.

(80)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 139.

(81)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No. 162.

(82)

Management Contract, dated March 7, 2024, between Fidelity Freedom Blend 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment No. 162.

(83)

Schedule A to the Management Contract, dated March 7, 2024, between Fidelity Freedom Blend 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment No. 162.

(84)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No. 139.

(85)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Blend Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 162.

(86)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No.133.

(87)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 162.

(88)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(75) of Post-Effective Amendment No.133.

(89)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 162.

(90)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment No.133.

(91)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(99) of Post-Effective Amendment No. 162.

(92)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No.133.

(93)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 162.

(94)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No.133.

(95)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment No. 162.

(96)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment No.133.

(97)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(105) of Post-Effective Amendment No. 162.

(98)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No.133.

(99)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(107) of Post-Effective Amendment No. 162.

(100)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No.133.

(101)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 162.

(102)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment No.133.

(103)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 162.

(104)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No.133.

(105)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 162.

(106)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment No.133.

(107)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(115) of Post-Effective Amendment No. 162.

(108)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No.133.

(109)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment No. 162.

(110)

Management Contract, dated March 7, 2024, between Fidelity Freedom Index 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(118) of Post-Effective Amendment No. 162.

(111)

Schedule A to the Amended and Restated Management Contract, dated March 7, 2024, between Fidelity Freedom Index 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(119) of Post-Effective Amendment No. 162.

(112)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No.133.

(113)

Schedule A to the Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Freedom Index Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(121) of Post-Effective Amendment No. 162.

(114)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Four-in-One Index Fund (currently known as Fidelity Multi-Asset Index Fund) and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 128.

(115)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment No. 150.

(116)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2010 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment No. 162.

(117)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No. 150.

(118)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2015 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(126) of Post-Effective Amendment No. 162.

(119)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(118) of Post-Effective Amendment No. 150.

(120)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2020 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(128) of Post-Effective Amendment No. 162.

(121)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(120) of Post-Effective Amendment No. 150.

(122)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(130) of Post-Effective Amendment No. 162.

(123)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(122) of Post-Effective Amendment No. 150.

(124)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2030 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(132) of Post-Effective Amendment No. 162.

(125)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(124) of Post-Effective Amendment No. 150.

(126)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2035 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(134) of Post-Effective Amendment No. 162.

(127)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(126) of Post-Effective Amendment No. 150.

(128)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2040 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(136) of Post-Effective Amendment No. 162.

(129)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(128) of Post-Effective Amendment No. 150.

(130)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2045 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(138) of Post-Effective Amendment No. 162.

(131)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(130) of Post-Effective Amendment No. 150.

(132)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2050 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(140) of Post-Effective Amendment No. 162.

(133)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(132) of Post-Effective Amendment No. 150.

(134)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2055 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(142) of Post-Effective Amendment No. 162.

(135)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(134) of Post-Effective Amendment No. 150.

(136)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2060 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(144) of Post-Effective Amendment No. 162.

(137)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(136) of Post-Effective Amendment No. 150.

(138)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date 2065 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(146) of Post-Effective Amendment No. 162.

(139)

Management Contract, dated March 7, 2024, between Fidelity Sustainable Target Date 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(147) of Post-Effective Amendment No. 162.

(140)

Schedule A to the Management Contract, dated March 7, 2024, between Fidelity Sustainable Target Date 2070 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(148) of Post-Effective Amendment No. 162.

(141)

Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(138) of Post-Effective Amendment No. 150.

(142)

Schedule A to the Management Contract, dated January 19, 2023, between Fidelity Sustainable Target Date Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(150) of Post-Effective Amendment No. 162.

(e)

(1)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2010 Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 126.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2015 Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 126.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2020 Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 126.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2025 Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 126.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2030 Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 126.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2035 Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 126.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2040 Fund, is incorporated herein by reference to Exhibit (e)(8) of Post-Effective Amendment No. 126.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2045 Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 126.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2050 Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment No. 126.

(10)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2055 Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 126.

(11)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2060 Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 126.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2065 Fund is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 126.

(13)

General Distribution Agreement, dated March 7, 2024, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom 2070 Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 162.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Advisor Freedom Income Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 126.

(15)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2010 Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 126.

(16)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2015 Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 126.

(17)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2020 Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 126.

(18)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2025 Fund, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 126.

(19)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2030 Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment No. 126.

(20)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2035 Fund, is incorporated herein by reference to Exhibit (e)(21) of Post-Effective Amendment No. 126.

(21)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2040 Fund, is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 126.

(22)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2045 Fund, is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 126.

(23)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2050 Fund, is incorporated herein by reference to Exhibit (e)(24) of Post-Effective Amendment No. 126.

(24)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2055 Fund, is incorporated herein by reference to Exhibit (e)(25) of Post-Effective Amendment No. 126.

(25)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2060 Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 126.

(26)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2065 Fund is incorporated herein by reference to Exhibit (e)(27) of Post-Effective Amendment No. 126.

(27)

General Distribution Agreement, dated March 7, 2024, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend 2070 Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 162.

(28)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Freedom Blend Income Fund, is incorporated herein by reference to Exhibit (e)(28) of Post-Effective Amendment No. 126.

(29)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2010 Fund, is incorporated herein by reference to Exhibit (e)(30) of Post-Effective Amendment No. 128.

(30)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2015 Fund, is incorporated herein by reference to Exhibit (e)(31) of Post-Effective Amendment No. 128.

(31)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2020 Fund, is incorporated herein by reference to Exhibit (e)(32) of Post-Effective Amendment No. 128.

(32)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2025 Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 128.

(33)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2030 Fund, is incorporated herein by reference to Exhibit (e)(34) of Post-Effective Amendment No. 128.

(34)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2035 Fund, is incorporated herein by reference to Exhibit (e)(35) of Post-Effective Amendment No. 128.

(35)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2040 Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 128.

(36)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2045 Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 128.

(37)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2050 Fund, is incorporated herein by reference to Exhibit (e)(38) of Post-Effective Amendment No. 128.

(38)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2055 Fund, is incorporated herein by reference to Exhibit (e)(39) of Post-Effective Amendment No. 128.

(39)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2060 Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 128.

(40)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2065 Fund is incorporated herein by reference to Exhibit (e)(41) of Post-Effective Amendment No. 128.

(41)

General Distribution Agreement, dated March 7, 2024, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom 2070 Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 162.

(42)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Income Fund, is incorporated herein by reference to Exhibit (e)(42) of Post-Effective Amendment No. 128.

(43)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2010 Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 128.

(44)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2015 Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 128.

(45)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2020 Fund, is incorporated herein by reference to Exhibit (e)(46) of Post-Effective Amendment No. 128.

(46)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2025 Fund, is incorporated herein by reference to Exhibit (e)(47) of Post-Effective Amendment No. 128.

(47)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2030 Fund, is incorporated herein by reference to Exhibit (e)(48) of Post-Effective Amendment No. 128.

(48)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2035 Fund, is incorporated herein by reference to Exhibit (e)(49) of Post-Effective Amendment No. 128.

(49)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2040 Fund, is incorporated herein by reference to Exhibit (e)(50) of Post-Effective Amendment No. 128.

(50)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2045 Fund, is incorporated herein by reference to Exhibit (e)(51) of Post-Effective Amendment No. 128.

(51)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2050 Fund, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 128.

(52)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2055 Fund, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 128.

(53)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2060 Fund, is incorporated herein by reference to Exhibit (e)(54) of Post-Effective Amendment No. 128.

(54)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2065 Fund, is incorporated herein by reference to Exhibit (e)(55) of Post-Effective Amendment No. 128.

(55)

General Distribution Agreement, dated March 7, 2024, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend 2070 Fund, is incorporated herein by reference to Exhibit (e)(59) of Post-Effective Amendment No. 162.

(56)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Blend Income Fund, is incorporated herein by reference to Exhibit (e)(56) of Post-Effective Amendment No. 128.

(57)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2010 Fund, is incorporated herein by reference to Exhibit (e)(58) of Post-Effective Amendment No. 128.

(58)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2015 Fund, is incorporated herein by reference to Exhibit (e)(59) of Post-Effective Amendment No. 128.

(59)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2020 Fund, is incorporated herein by reference to Exhibit (e)(60) of Post-Effective Amendment No. 128.

(60)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2025 Fund, is incorporated herein by reference to Exhibit (e)(61) of Post-Effective Amendment No. 128.

(61)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2030 Fund, is incorporated herein by reference to Exhibit (e)(62) of Post-Effective Amendment No. 128.

(62)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2035 Fund, is incorporated herein by reference to Exhibit (e)(63) of Post-Effective Amendment No. 128.

(63)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2040 Fund, is incorporated herein by reference to Exhibit (e)(64) of Post-Effective Amendment No. 128.

(64)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2045 Fund, is incorporated herein by reference to Exhibit (e)(65) of Post-Effective Amendment No. 128.

(65)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2050 Fund, is incorporated herein by reference to Exhibit (e)(66) of Post-Effective Amendment No. 128.

(66)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2055 Fund, is incorporated herein by reference to Exhibit (e)(67) of Post-Effective Amendment No. 128.

(67)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2060 Fund, is incorporated herein by reference to Exhibit (e)(68) of Post-Effective Amendment No. 128.

(68)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2065 Fund is incorporated herein by reference to Exhibit (e)(69) of Post-Effective Amendment No. 128.

(69)

General Distribution Agreement, dated March 7, 2024, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index 2070 Fund, is incorporated herein by reference to Exhibit (e)(74) of Post-Effective Amendment No. 162.

(70)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Freedom Index Income Fund, is incorporated herein by reference to Exhibit (e)(70) of Post-Effective Amendment No. 128.

(71)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Four-in-One Index Fund (currently known as Fidelity Multi-Asset Index Fund), is incorporated herein by reference to Exhibit (e)(71) of Post-Effective Amendment No. 128.

(72)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2010 Fund, is incorporated herein by reference to Exhibit (e)(72) of Post-Effective Amendment No. 150.

(73)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2015 Fund, is incorporated herein by reference to Exhibit (e)(73) of Post-Effective Amendment No. 150.

(74)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2020 Fund, is incorporated herein by reference to Exhibit (e)(74) of Post-Effective Amendment No. 150.

(75)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2025 Fund, is incorporated herein by reference to Exhibit (e)(75) of Post-Effective Amendment No. 150.

(76)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2030 Fund, is incorporated herein by reference to Exhibit (e)(76) of Post-Effective Amendment No. 150.

(77)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2035 Fund, is incorporated herein by reference to Exhibit (e)(77) of Post-Effective Amendment No. 150.

(78)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2040 Fund, is incorporated herein by reference to Exhibit (e)(78) of Post-Effective Amendment No. 150.

(79)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2045 Fund, is incorporated herein by reference to Exhibit (e)(79) of Post-Effective Amendment No. 150.

(80)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2050 Fund, is incorporated herein by reference to Exhibit (e)(80) of Post-Effective Amendment No. 150.

(81)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2055 Fund, is incorporated herein by reference to Exhibit (e)(81) of Post-Effective Amendment No. 150.

(82)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2060 Fund, is incorporated herein by reference to Exhibit (e)(82) of Post-Effective Amendment No. 150.

(83)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2065 Fund, is incorporated herein by reference to Exhibit (e)(83) of Post-Effective Amendment No. 150.

(84)

General Distribution Agreement, dated March 7, 2024, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date 2070 Fund, is incorporated herein by reference to Exhibit (e)(89) of Post-Effective Amendment No. 162.

(85)

General Distribution Agreement, dated January 19, 2023, between Fidelity Aberdeen Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainable Target Date Income Fund, is incorporated herein by reference to Exhibit (e)(84) of Post-Effective Amendment No. 150.

(86)

Form of Selling Dealer Agreement (most recently revised March 2024), is incorporated herein by reference to Exhibit (e)(27) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 171.

(87)

Form of Bank Agency Agreement (most recently revised March 2024), is incorporated herein by reference to Exhibit (e)(28) of Fidelity Concord Street Trust’s (File No. 033-15983) Post-Effective Amendment No. 171.

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated as of March 10, 2016, is incorporated herein by reference to Exhibit (f) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 334.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Aberdeen Street Trust on behalf of Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Advisor Freedom 2055 Fund, Fidelity Advisor Freedom 2060 Fund, Fidelity Advisor Freedom 2065 Fund, Fidelity Advisor Freedom 2070 Fund, Fidelity Advisor Freedom Income Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Freedom 2055 Fund, Fidelity Freedom 2060 Fund, Fidelity Freedom 2065 Fund, Fidelity Freedom 2070 Fund, Fidelity Freedom Income Fund, Fidelity Freedom Index 2055 Fund, Fidelity Four-in-One Index Fund (currently known as Fidelity Multi-Asset Index Fund), Fidelity Sustainable Target Date 2010 Fund, Fidelity Sustainable Target Date 2015 Fund, Fidelity Sustainable Target Date 2020 Fund, Fidelity Sustainable Target Date 2025 Fund, Fidelity Sustainable Target Date 2030 Fund, Fidelity Sustainable Target Date 2035 Fund, Fidelity Sustainable Target Date 2040 Fund, Fidelity Sustainable Target Date 2045 Fund, Fidelity Sustainable Target Date 2050 Fund, Fidelity Sustainable Target Date 2055 Fund, Fidelity Sustainable Target Date 2060 Fund, Fidelity Sustainable Target Date 2065 Fund, Fidelity Sustainable Target Date 2070 Fund, and Fidelity Sustainable Target Date Income Fund, is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Aberdeen Street Trust on behalf of Fidelity Flex Freedom Blend 2010 Fund, Fidelity Flex Freedom Blend 2015 Fund, Fidelity Flex Freedom Blend 2020 Fund, Fidelity Flex Freedom Blend 2025 Fund, Fidelity Flex Freedom Blend 2030 Fund, Fidelity Flex Freedom Blend 2035 Fund, Fidelity Flex Freedom Blend 2040 Fund, Fidelity Flex Freedom Blend 2045 Fund, Fidelity Flex Freedom Blend 2050 Fund, Fidelity Flex Freedom Blend 2055 Fund, Fidelity Flex Freedom Blend 2060 Fund, Fidelity Flex Freedom Blend 2065 Fund, Fidelity Flex Freedom Blend 2070 Fund, Fidelity Flex Freedom Blend Income Fund, Fidelity Freedom Blend 2010 Fund, Fidelity Freedom Blend 2015 Fund, Fidelity Freedom Blend 2020 Fund, Fidelity Freedom Blend 2025 Fund, Fidelity Freedom Blend 2030 Fund, Fidelity Freedom Blend 2035 Fund, Fidelity Freedom Blend 2040 Fund, Fidelity Freedom Blend 2045 Fund, Fidelity Freedom Blend 2050 Fund, Fidelity Freedom Blend 2055 Fund, Fidelity Freedom Blend 2060 Fund, Fidelity Freedom Blend 2065 Fund, Fidelity Freedom Blend 2070 Fund, Fidelity Freedom Blend Income Fund, Fidelity Freedom Index 2010 Fund, Fidelity Freedom Index 2015 Fund, Fidelity Freedom Index 2020 Fund, Fidelity Freedom Index 2025 Fund, Fidelity Freedom Index 2030 Fund, Fidelity Freedom Index 2035 Fund, Fidelity Freedom Index 2040 Fund, Fidelity Freedom Index 2045 Fund, Fidelity Freedom Index 2050 Fund, Fidelity Freedom Index 2060 Fund, Fidelity Freedom Index 2065 Fund, Fidelity Freedom Index 2070 Fund, and Fidelity Freedom Index Income Fund, is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(h)

(1)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 162.

(2)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 162.

(3)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 162.

(4)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(5) of Post-Effective Amendment No. 162.

(5)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 162.

(6)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 162.

(7)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(8) of Post-Effective Amendment No. 162.

(8)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment No. 162.

(9)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment No. 162.

(10)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment No. 162.

(11)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment No. 162.

(12)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment No. 162.

(13)

Expense Contract, dated March 7, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom 2070 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(14) of Post-Effective Amendment No. 162.

(14)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Advisor Freedom Income Fund: Class K6, is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment No. 162.

(15)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(16) of Post-Effective Amendment No. 150.

(16)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(17) of Post-Effective Amendment No. 150.

(17)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(18) of Post-Effective Amendment No. 150.

(18)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(19) of Post-Effective Amendment No. 150.

(19)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(20) of Post-Effective Amendment No. 150.

(20)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(21) of Post-Effective Amendment No. 150.

(21)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(22) of Post-Effective Amendment No. 150.

(22)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(23) of Post-Effective Amendment No. 150.

(23)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(24) of Post-Effective Amendment No. 150.

(24)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(25) of Post-Effective Amendment No. 150.

(25)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(26) of Post-Effective Amendment No. 150.

(26)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(27) of Post-Effective Amendment No. 150.

(27)

Expense Contract, dated March 7, 2024, between Fidelity Management & Research Company LLC and Fidelity Freedom 2070 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(29) of Post-Effective Amendment No. 162.

(28)

Amended and Restated Expense Contract, dated April 1, 2023, between Fidelity Management & Research Company LLC and Fidelity Freedom Income Fund: Class K6, is incorporated herein by reference to Exhibit (h)(28) of Post-Effective Amendment No. 154.

(29)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(32) of Post-Effective Amendment No. 146.

(30)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2010 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(33) of Post-Effective Amendment No. 146.

(31)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(35) of Post-Effective Amendment No. 146.

(32)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2015 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(36) of Post-Effective Amendment No. 146.

(33)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(38) of Post-Effective Amendment No. 146.

(34)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2020 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(39) of Post-Effective Amendment No. 146.

(35)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(41) of Post-Effective Amendment No. 146.

(36)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2025 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(42) of Post-Effective Amendment No. 146.

(37)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(44) of Post-Effective Amendment No. 146.

(38)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2030 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(45) of Post-Effective Amendment No. 146.

(39)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(47) of Post-Effective Amendment No. 146.

(40)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2035 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(48) of Post-Effective Amendment No. 146.

(41)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(50) of Post-Effective Amendment No. 146.

(42)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2040 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(51) of Post-Effective Amendment No. 146.

(43)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(53) of Post-Effective Amendment No. 146.

(44)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2045 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(54) of Post-Effective Amendment No. 146.

(45)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(56) of Post-Effective Amendment No. 146.

(46)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2050 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(57) of Post-Effective Amendment No. 146.

(47)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(59) of Post-Effective Amendment No. 146.

(48)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2055 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(60) of Post-Effective Amendment No. 146.

(49)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(62) of Post-Effective Amendment No. 146.

(50)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2060 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(63) of Post-Effective Amendment No. 146.

(51)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(65) of Post-Effective Amendment No. 146.

(52)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2065 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(66) of Post-Effective Amendment No. 146.

(53)

Expense Contract, dated March 7, 2024, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2070 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(57) of Post-Effective Amendment No. 162.

(54)

Expense Contract, dated March 7, 2024, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend 2070 Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(58) of Post-Effective Amendment No. 162.

(55)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend Income Fund: Class K6, is incorporated herein by reference to Exhibit (h)(68) of Post-Effective Amendment No. 146.

(56)

Amended and Restated Expense Contract, dated April 1, 2022, between Fidelity Management & Research Company LLC and Fidelity Freedom Blend Income Fund: Premier Class, is incorporated herein by reference to Exhibit (h)(69) of Post-Effective Amendment No. 146.

(57)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(61) of Post-Effective Amendment No. 162.

(58)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(62) of Post-Effective Amendment No. 162.

(59)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(63) of Post-Effective Amendment No. 162.

(60)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(64) of Post-Effective Amendment No. 162.

(61)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(65) of Post-Effective Amendment No. 162.

(62)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(66) of Post-Effective Amendment No. 162.

(63)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(67) of Post-Effective Amendment No. 162.

(64)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(68) of Post-Effective Amendment No. 162.

(65)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(69) of Post-Effective Amendment No. 162.

(66)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(70) of Post-Effective Amendment No. 162.

(67)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(71) of Post-Effective Amendment No. 162.

(68)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(72) of Post-Effective Amendment No. 162.

(69)

Expense Contract, dated March 7, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date 2070 Fund: Class K6, is incorporated herein by reference to Exhibit (h)(73) of Post-Effective Amendment No. 162.

(70)

Amended and Restated Expense Contract, dated May 24, 2024, between Fidelity Management & Research Company LLC and Fidelity Sustainable Target Date Income Fund: Class K6, is incorporated herein by reference to Exhibit (h)(74) of Post-Effective Amendment No. 162.

(71)

Amended and Restated Expense Contract, dated May 16, 2024, between Fidelity Management & Research Company LLC and Fidelity Aberdeen Street Trust on behalf of Fidelity Freedom Index 2010 Fund, Fidelity Freedom Index 2015 Fund, Fidelity Freedom Index 2020 Fund, Fidelity Freedom Index 2025 Fund, Fidelity Freedom Index 2030 Fund, Fidelity Freedom Index 2035 Fund, Fidelity Freedom Index 2040 Fund, Fidelity Freedom Index 2045 Fund, Fidelity Freedom Index 2050 Fund, Fidelity Freedom Index 2055 Fund, Fidelity Freedom Index 2060 Fund, Fidelity Freedom Index 2065 Fund, Fidelity Freedom Index 2070 Fund, and Fidelity Freedom Index Income Fund, is incorporated herein by reference to Exhibit (h)(71) of Post-Effective Amendment No. 164.

(72)

Schedule A to the Amended and Restated Expense Contract, dated May 13, 2020, between Fidelity Management & Research Company LLC and Fidelity Aberdeen Street Trust, on behalf of Fidelity Freedom Index 2010 Fund, Fidelity Freedom Index 2015 Fund, Fidelity Freedom Index 2020 Fund, Fidelity Freedom Index 2025 Fund, Fidelity Freedom Index 2030 Fund, Fidelity Freedom Index 2035 Fund, Fidelity Freedom Index 2040 Fund, Fidelity Freedom Index 2045 Fund, Fidelity Freedom Index 2050 Fund, Fidelity Freedom Index 2055 Fund, Fidelity Freedom Index 2060 Fund, Fidelity Freedom Index 2065 Fund, Fidelity Freedom Index 2070 Fund, and Fidelity Freedom Index Income Fund is incorporated herein by reference to Exhibit (h)(76) of Post-Effective Amendment No. 162.

(73)

Form of Fund of Funds Investment Agreement (Acquiring Fund) is incorporated herein by reference to Exhibit (h)(5) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 534.

(74)

Form of Fund of Funds Investment Agreement (Acquired Fund) is incorporated herein by reference to Exhibit (h)(6) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 534.

(i)

         Legal Opinion of Dechert LLP, dated April 21, 2025, is filed herein as Exhibit (i).

(j)

Consent of PricewaterhouseCoopers LLP, dated April 21, 2025, is filed herein as Exhibit (j).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2010 Fund: Class A, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 126.

(2)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2010 Fund: Class M, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 126.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2010 Fund: Class C, is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 126.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2010 Fund: Class I, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 126.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2010 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 126.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 162.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2015 Fund: Class A, is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 126.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2015 Fund: Class M, is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment No. 126.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2015 Fund: Class C, is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 126.

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2015 Fund: Class I, is incorporated herein by reference to Exhibit (m)(16) of Post-Effective Amendment No. 126.

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2015 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 126.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 162.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2020 Fund: Class A, is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 126.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2020 Fund: Class M, is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 126.

(15)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2020 Fund: Class C, is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 126.

(16)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2020 Fund: Class I, is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 126.

(17)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2020 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 126.

(18)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 162.

(19)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2025 Fund: Class A, is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 126.

(20)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2025 Fund: Class M, is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 126.

(21)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2025 Fund: Class C, is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 126.

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2025 Fund: Class I, is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 126.

(23)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2025 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 126.

(24)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 162.

(25)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2030 Fund: Class A, is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 126.

(26)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2030 Fund: Class M, is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 126.

(27)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2030 Fund: Class C, is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 126.

(28)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2030 Fund: Class I, is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 126.

(29)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2030 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 126.

(30)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 162.

(31)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2035 Fund: Class A, is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 126.

(32)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2035 Fund: Class M, is incorporated herein by reference to Exhibit (m)(38) of Post-Effective Amendment No. 126.

(33)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2035 Fund: Class C, is incorporated herein by reference to Exhibit (m)(39) of Post-Effective Amendment No. 126.

(34)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2035 Fund: Class I, is incorporated herein by reference to Exhibit (m)(40) of Post-Effective Amendment No. 126.

(35)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2035 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 126.

(36)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 162.

(37)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2040 Fund: Class A, is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 126.

(38)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2040 Fund: Class M, is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 126.

(39)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2040 Fund: Class C, is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 126.

(40)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2040 Fund: Class I, is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 126.

(41)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2040 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(47) of Post-Effective Amendment No. 126.

(42)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(48) of Post-Effective Amendment No. 162.

(43)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2045 Fund: Class A, is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 126.

(44)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2045 Fund: Class M, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 126.

(45)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2045 Fund: Class C, is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 126.

(46)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2045 Fund: Class I, is incorporated herein by reference to Exhibit (m)(52) of Post-Effective Amendment No. 126.

(47)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2045 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 126.

(48)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 162.

(49)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2050 Fund: Class A, is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 126.

(50)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2050 Fund: Class M, is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 126.

(51)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2050 Fund: Class C, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 126.

(52)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2050 Fund: Class I, is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 126.

(53)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2050 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 126.

(54)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 162.

(55)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2055 Fund: Class A, is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 126.

(56)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2055 Fund: Class M, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 126.

(57)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2055 Fund: Class C, is incorporated herein by reference to Exhibit (m)(63) of Post-Effective Amendment No. 126.

(58)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2055 Fund: Class I, is incorporated herein by reference to Exhibit (m)(64) of Post-Effective Amendment No. 126.

(59)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2055 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(65) of Post-Effective Amendment No. 126.

(60)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 162.

(61)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2060 Fund: Class A, is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 126.

(62)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2060 Fund: Class M, is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 126.

(63)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2060 Fund: Class C, is incorporated herein by reference to Exhibit (m)(69) of Post-Effective Amendment No. 126.

(64)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2060 Fund: Class I, is incorporated herein by reference to Exhibit (m)(70) of Post-Effective Amendment No. 126.

(65)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2060 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(71) of Post-Effective Amendment No. 126.

(66)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 162.

(67)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2065 Fund: Class A, is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 126.

(68)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2065 Fund: Class M, is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 126.

(69)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2065 Fund: Class C, is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 126.

(70)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2065 Fund: Class I, is incorporated herein by reference to Exhibit (m)(76) of Post-Effective Amendment No. 126.

(71)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2065 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No. 126.

(72)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(78) of Post-Effective Amendment No. 162.

(73)

 Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2070 Fund: Class A, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 162.

(74)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2070 Fund: Class M, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 162.

(75)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2070 Fund: Class C, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 162.

(76)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2070 Fund: Class I, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 162.

(77)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2070 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 162.

(78)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom 2070 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 162.

(79)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom Income Fund: Class A, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 126.

(80)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom Income Fund: Class M, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 126.

(81)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom Income Fund: Class C, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 126.

(82)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom Income Fund: Class I, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 126.

(83)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom Income Fund: Class Z, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 126.

(84)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Advisor Freedom Income Fund: Class K6, is incorporated herein by reference to Exhibit (m)(90) of Post-Effective Amendment No. 162.

(85)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2010 Fund is incorporated herein by reference to Exhibit (m)(86) of Post-Effective Amendment No. 126.

(86)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2015 Fund is incorporated herein by reference to Exhibit (m)(87) of Post-Effective Amendment No. 126.

(87)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2020 Fund is incorporated herein by reference to Exhibit (m)(88) of Post-Effective Amendment No. 126.

(88)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2025 Fund is incorporated herein by reference to Exhibit (m)(89) of Post-Effective Amendment No. 126.

(89)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2030 Fund is incorporated herein by reference to Exhibit (m)(90) of Post-Effective Amendment No. 126.

(90)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2035 Fund is incorporated herein by reference to Exhibit (m)(91) of Post-Effective Amendment No. 126.

(91)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2040 Fund is incorporated herein by reference to Exhibit (m)(92) of Post-Effective Amendment No. 126.

(92)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2045 Fund is incorporated herein by reference to Exhibit (m)(93) of Post-Effective Amendment No. 126.

(93)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2050 Fund is incorporated herein by reference to Exhibit (m)(94) of Post-Effective Amendment No. 126.

(94)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2055 Fund is incorporated herein by reference to Exhibit (m)(95) of Post-Effective Amendment No. 126.

(95)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2060 Fund is incorporated herein by reference to Exhibit (m)(96) of Post-Effective Amendment No. 126.

(96)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2065 Fund is incorporated herein by reference to Exhibit (m)(97) of Post-Effective Amendment No. 126.

(97)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend 2070 Fund, is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 162.

(98)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Freedom Blend Income Fund is incorporated herein by reference to Exhibit (m)(98) of Post-Effective Amendment No. 126.

(99)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2010 Fund is incorporated herein by reference to Exhibit (m)(102) of Post-Effective Amendment No. 128.

(100)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2010 Fund: Class K, is incorporated herein by reference to Exhibit (m)(103) of Post-Effective Amendment No. 128.

(101)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 128.

(102)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2015 Fund is incorporated herein by reference to Exhibit (m)(105) of Post-Effective Amendment No. 128.

(103)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2015 Fund: Class K, is incorporated herein by reference to Exhibit (m)(106) of Post-Effective Amendment No. 128.

(104)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(107) of Post-Effective Amendment No. 128.

(105)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2020 Fund is incorporated herein by reference to Exhibit (m)(108) of Post-Effective Amendment No. 128.

(106)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2020 Fund: Class K, is incorporated herein by reference to Exhibit (m)(109) of Post-Effective Amendment No. 128.

(107)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(110) of Post-Effective Amendment No. 128.

(108)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2025 Fund is incorporated herein by reference to Exhibit (m)(111) of Post-Effective Amendment No. 128.

(109)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2025 Fund: Class K, is incorporated herein by reference to Exhibit (m)(112) of Post-Effective Amendment No. 128.

(110)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(113) of Post-Effective Amendment No. 128.

(111)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2030 Fund is incorporated herein by reference to Exhibit (m)(114) of Post-Effective Amendment No. 128.

(112)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2030 Fund: Class K, is incorporated herein by reference to Exhibit (m)(115) of Post-Effective Amendment No. 128.

(113)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(116) of Post-Effective Amendment No. 128.

(114)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2035 Fund is incorporated herein by reference to Exhibit (m)(117) of Post-Effective Amendment No. 128.

(115)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2035 Fund: Class K, is incorporated herein by reference to Exhibit (m)(118) of Post-Effective Amendment No. 128.

(116)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(119) of Post-Effective Amendment No. 128.

(117)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2040 Fund is incorporated herein by reference to Exhibit (m)(120) of Post-Effective Amendment No. 128.

(118)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2040 Fund: Class K, is incorporated herein by reference to Exhibit (m)(121) of Post-Effective Amendment No. 128.

(119)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(122) of Post-Effective Amendment No. 128.

(120)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2045 Fund is incorporated herein by reference to Exhibit (m)(123) of Post-Effective Amendment No. 128.

(121)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2045 Fund: Class K, is incorporated herein by reference to Exhibit (m)(124) of Post-Effective Amendment No. 128.

(122)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(125) of Post-Effective Amendment No. 128.

(123)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2050 Fund is incorporated herein by reference to Exhibit (m)(126) of Post-Effective Amendment No. 128.

(124)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2050 Fund: Class K, is incorporated herein by reference to Exhibit (m)(127) of Post-Effective Amendment No. 128.

(125)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(128) of Post-Effective Amendment No. 128.

(126)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2055 Fund is incorporated herein by reference to Exhibit (m)(129) of Post-Effective Amendment No. 128.

(127)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2055 Fund: Class K, is incorporated herein by reference to Exhibit (m)(130) of Post-Effective Amendment No. 128.

(128)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(131) of Post-Effective Amendment No. 128.

(129)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2060 Fund is incorporated herein by reference to Exhibit (m)(132) of Post-Effective Amendment No. 128.

(130)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2060 Fund: Class K, is incorporated herein by reference to Exhibit (m)(133) of Post-Effective Amendment No. 128.

(131)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(134) of Post-Effective Amendment No. 128.

(132)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2065 Fund is incorporated herein by reference to Exhibit (m)(135) of Post-Effective Amendment No. 128.

(133)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2065 Fund: Class K, is incorporated herein by reference to Exhibit (m)(136) of Post-Effective Amendment No. 128.

(134)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(137) of Post-Effective Amendment No. 128.

(135)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2070 Fund, is incorporated herein by reference to Exhibit (m)(145) of Post-Effective Amendment No. 162.

(136)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2070 Fund: Class K, is incorporated herein by reference to Exhibit (m)(146) of Post-Effective Amendment No. 162.

(137)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom 2070 Fund: Class K6 , is incorporated herein by reference to Exhibit (m)(147) of Post-Effective Amendment No. 162.

(138)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Income Fund is incorporated herein by reference to Exhibit (m)(138) of Post-Effective Amendment No. 128.

(139)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Income Fund: Class K, is incorporated herein by reference to Exhibit (m)(139) of Post-Effective Amendment No. 128.

(140)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Income Fund: Class K6, is incorporated herein by reference to Exhibit (m)(140) of Post-Effective Amendment No. 128.

(141)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund is incorporated herein by reference to Exhibit (m)(150) of Post-Effective Amendment No. 128.

(142)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Class K, is incorporated herein by reference to Exhibit (m)(151) of Post-Effective Amendment No. 128.

(143)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(152) of Post-Effective Amendment No. 128.

(144)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(154) of Post-Effective Amendment No. 139.

(145)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Fidelity Advisor Freedom Blend 2010 Fund: Class A, is incorporated herein by reference to Exhibit (m)(153) of Post-Effective Amendment No. 128.

(146)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Fidelity Advisor Freedom Blend 2010 Fund: Class M, is incorporated herein by reference to Exhibit (m)(154) of Post-Effective Amendment No. 128.

(147)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Fidelity Advisor Freedom Blend 2010 Fund: Class C, is incorporated herein by reference to Exhibit (m)(155) of Post-Effective Amendment No. 128.

(148)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Fidelity Advisor Freedom Blend 2010 Fund: Class I, is incorporated herein by reference to Exhibit (m)(156) of Post-Effective Amendment No. 128.

(149)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2010 Fund: Fidelity Advisor Freedom Blend 2010 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(157) of Post-Effective Amendment No. 128.

(150)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund is incorporated herein by reference to Exhibit (m)(159) of Post-Effective Amendment No. 128.

(151)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Class K, is incorporated herein by reference to Exhibit (m)(160) of Post-Effective Amendment No. 128.

(152)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(161) of Post-Effective Amendment No. 128.

(153)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(164) of Post-Effective Amendment No. 139.

(154)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Fidelity Advisor Freedom Blend 2015 Fund: Class A, is incorporated herein by reference to Exhibit (m)(162) of Post-Effective Amendment No. 128.

(155)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Fidelity Advisor Freedom Blend 2015 Fund: Class M, is incorporated herein by reference to Exhibit (m)(163) of Post-Effective Amendment No. 128.

(156)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Fidelity Advisor Freedom Blend 2015 Fund: Class C, is incorporated herein by reference to Exhibit (m)(164) of Post-Effective Amendment No. 128.

(157)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Fidelity Advisor Freedom Blend 2015 Fund: Class I, is incorporated herein by reference to Exhibit (m)(165) of Post-Effective Amendment No. 128.

(158)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2015 Fund: Fidelity Advisor Freedom Blend 2015 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(166) of Post-Effective Amendment No. 128.

(159)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund is incorporated herein by reference to Exhibit (m)(168) of Post-Effective Amendment No. 128.

(160)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Class K, is incorporated herein by reference to Exhibit (m)(169) of Post-Effective Amendment No. 128.

(161)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(170) of Post-Effective Amendment No. 128.

(162)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(174) of Post-Effective Amendment No. 139.

(163)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Fidelity Advisor Freedom Blend 2020 Fund: Class A, is incorporated herein by reference to Exhibit (m)(171) of Post-Effective Amendment No. 128.

(164)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Fidelity Advisor Freedom Blend 2020 Fund: Class M, is incorporated herein by reference to Exhibit (m)(172) of Post-Effective Amendment No. 128.

(165)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Fidelity Advisor Freedom Blend 2020 Fund: Class C, is incorporated herein by reference to Exhibit (m)(173) of Post-Effective Amendment No. 128.

(166)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Fidelity Advisor Freedom Blend 2020 Fund: Class I, is incorporated herein by reference to Exhibit (m)(174) of Post-Effective Amendment No. 128.

(167)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2020 Fund: Fidelity Advisor Freedom Blend 2020 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(175) of Post-Effective Amendment No. 128.

(168)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund is incorporated herein by reference to Exhibit (m)(177) of Post-Effective Amendment No. 128.

(169)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Class K, is incorporated herein by reference to Exhibit (m)(178) of Post-Effective Amendment No. 128.

(170)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(179) of Post-Effective Amendment No. 128.

(171)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(184) of Post-Effective Amendment No. 139.

(172)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Fidelity Advisor Freedom Blend 2025 Fund: Class A, is incorporated herein by reference to Exhibit (m)(180) of Post-Effective Amendment No. 128.

(173)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Fidelity Advisor Freedom Blend 2025 Fund: Class M, is incorporated herein by reference to Exhibit (m)(181) of Post-Effective Amendment No. 128.

(174)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Fidelity Advisor Freedom Blend 2025 Fund: Class C, is incorporated herein by reference to Exhibit (m)(182) of Post-Effective Amendment No. 128.

(175)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Fidelity Advisor Freedom Blend 2025 Fund: Class I, is incorporated herein by reference to Exhibit (m)(183) of Post-Effective Amendment No. 128.

(176)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2025 Fund: Fidelity Advisor Freedom Blend 2025 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(184) of Post-Effective Amendment No. 128.

(177)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund is incorporated herein by reference to Exhibit (m)(186) of Post-Effective Amendment No. 128.

(178)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Class K, is incorporated herein by reference to Exhibit (m)(187) of Post-Effective Amendment No. 128.

(179)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(188) of Post-Effective Amendment No. 128.

(180)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(194) of Post-Effective Amendment No. 139.

(181)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Fidelity Advisor Freedom Blend 2030: Fund: Class A, is incorporated herein by reference to Exhibit (m)(189) of Post-Effective Amendment No. 128.

(182)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Fidelity Advisor Freedom Blend 2030 Fund: Class M, is incorporated herein by reference to Exhibit (m)(190) of Post-Effective Amendment No. 128.

(183)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Fidelity Advisor Freedom Blend 2030 Fund: Class C, is incorporated herein by reference to Exhibit (m)(191) of Post-Effective Amendment No. 128.

(184)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Fidelity Advisor Freedom Blend 2030 Fund: Class I, is incorporated herein by reference to Exhibit (m)(192) of Post-Effective Amendment No. 128.

(185)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2030 Fund: Fidelity Advisor Freedom Blend 2030 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(193) of Post-Effective Amendment No. 128.

(186)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund is incorporated herein by reference to Exhibit (m)(195) of Post-Effective Amendment No. 128.

(187)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Class K, is incorporated herein by reference to Exhibit (m)(196) of Post-Effective Amendment No. 128.

(188)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(197) of Post-Effective Amendment No. 128.

(189)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(204) of Post-Effective Amendment No. 139.

(190)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Fidelity Advisor Freedom Blend 2035 Fund: Class A, is incorporated herein by reference to Exhibit (m)(198) of Post-Effective Amendment No. 128.

(191)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Fidelity Advisor Freedom Blend 2035 Fund: Class M, is incorporated herein by reference to Exhibit (m)(199) of Post-Effective Amendment No. 128.

(192)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Fidelity Advisor Freedom Blend 2035 Fund: Class C, is incorporated herein by reference to Exhibit (m)(200) of Post-Effective Amendment No. 128.

(193)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Fidelity Advisor Freedom Blend 2035 Fund: Class I, is incorporated herein by reference to Exhibit (m)(201) of Post-Effective Amendment No. 128.

(194)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2035 Fund: Fidelity Advisor Freedom Blend 2035 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(202) of Post-Effective Amendment No. 128.

(195)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund is incorporated herein by reference to Exhibit (m)(204) of Post-Effective Amendment No. 128.

(196)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Class K, is incorporated herein by reference to Exhibit (m)(205) of Post-Effective Amendment No. 128.

(197)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(206) of Post-Effective Amendment No. 128.

(198)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(214) of Post-Effective Amendment No. 139.

(199)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Fidelity Advisor Freedom Blend 2040 Fund: Class A, is incorporated herein by reference to Exhibit (m)(207) of Post-Effective Amendment No. 128.

(200)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Fidelity Advisor Freedom Blend 2040 Fund: Class M, is incorporated herein by reference to Exhibit (m)(208) of Post-Effective Amendment No. 128.

(201)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Fidelity Advisor Freedom Blend 2040 Fund: Class C, is incorporated herein by reference to Exhibit (m)(209) of Post-Effective Amendment No. 128.

(202)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Fidelity Advisor Freedom Blend 2040 Fund: Class I, is incorporated herein by reference to Exhibit (m)(210) of Post-Effective Amendment No. 128.

(203)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2040 Fund: Fidelity Advisor Freedom Blend 2040 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(211) of Post-Effective Amendment No. 128.

(204)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund is incorporated herein by reference to Exhibit (m)(213) of Post-Effective Amendment No. 128.

(205)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(214) of Post-Effective Amendment No. 128.

(206)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund: Class K, is incorporated herein by reference to Exhibit (m)(215) of Post-Effective Amendment No. 128.

(207)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(224) of Post-Effective Amendment No. 139.

(208)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund: Fidelity Advisor Freedom Blend 2045 Fund: Class A, is incorporated herein by reference to Exhibit (m)(216) of Post-Effective Amendment No. 128.

(209)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund: Fidelity Advisor Freedom Blend 2045 Fund: Class M, is incorporated herein by reference to Exhibit (m)(217) of Post-Effective Amendment No. 128.

(210)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund: Fidelity Advisor Freedom Blend 2045 Fund: Class C, is incorporated herein by reference to Exhibit (m)(218) of Post-Effective Amendment No. 128.

(211)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund: Fidelity Advisor Freedom Blend 2045 Fund: Class I, is incorporated herein by reference to Exhibit (m)(219) of Post-Effective Amendment No. 128.

(212)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2045 Fund:  Fidelity Advisor Freedom Blend 2045 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(220) of Post-Effective Amendment No. 128.

(213)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund is incorporated herein by reference to Exhibit (m)(222) of Post-Effective Amendment No. 128.

(214)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(223) of Post-Effective Amendment No. 128.

(215)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Class K, is incorporated herein by reference to Exhibit (m)(224) of Post-Effective Amendment No. 128.

(216)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(234) of Post-Effective Amendment No. 139.

(217)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Fidelity Advisor Freedom Blend 2050 Fund: Class A, is incorporated herein by reference to Exhibit (m)(225) of Post-Effective Amendment No. 128.

(218)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Fidelity Advisor Freedom Blend 2050 Fund: Class M, is incorporated herein by reference to Exhibit (m)(226) of Post-Effective Amendment No. 128.

(219)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Fidelity Advisor Freedom Blend 2050 Fund: Class C, is incorporated herein by reference to Exhibit (m)(227) of Post-Effective Amendment No. 128.

(220)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Fidelity Advisor Freedom Blend 2050 Fund: Class I, is incorporated herein by reference to Exhibit (m)(228) of Post-Effective Amendment No. 128.

(221)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2050 Fund: Fidelity Advisor Freedom Blend 2050 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(229) of Post-Effective Amendment No. 128.

(222)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund is incorporated herein by reference to Exhibit (m)(231) of Post-Effective Amendment No. 128.

(223)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(232) of Post-Effective Amendment No. 128.

(224)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Class K, is incorporated herein by reference to Exhibit (m)(233) of Post-Effective Amendment No. 128.

(225)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(244) of Post-Effective Amendment No. 139.

(226)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Fidelity Advisor Freedom Blend 2055 Fund: Class A, is incorporated herein by reference to Exhibit (m)(234) of Post-Effective Amendment No. 128.

(227)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Fidelity Advisor Freedom Blend 2055 Fund: Class M, is incorporated herein by reference to Exhibit (m)(235) of Post-Effective Amendment No. 128.

(228)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Fidelity Advisor Freedom Blend 2055 Fund: Class C, is incorporated herein by reference to Exhibit (m)(236) of Post-Effective Amendment No. 128.

(229)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Fidelity Advisor Freedom Blend 2055 Fund: Class I, is incorporated herein by reference to Exhibit (m)(237) of Post-Effective Amendment No. 128.

(230)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2055 Fund: Fidelity Advisor Freedom Blend 2055 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(238) of Post-Effective Amendment No. 128.

(231)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund is incorporated herein by reference to Exhibit (m)(240) of Post-Effective Amendment No. 128.

(232)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(241) of Post-Effective Amendment No. 128.

(233)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Class K, is incorporated herein by reference to Exhibit (m)(242) of Post-Effective Amendment No. 128.

(234)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(254) of Post-Effective Amendment No. 139.

(235)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Fidelity Advisor Freedom Blend 2060 Fund: Class A, is incorporated herein by reference to Exhibit (m)(243) of Post-Effective Amendment No. 128.

(236)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Fidelity Advisor Freedom Blend 2060 Fund: Class M, is incorporated herein by reference to Exhibit (m)(244) of Post-Effective Amendment No. 128.

(237)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Fidelity Advisor Freedom Blend 2060 Fund: Class C, is incorporated herein by reference to Exhibit (m)(245) of Post-Effective Amendment No. 128.

(238)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Fidelity Advisor Freedom Blend 2060 Fund: Class I, is incorporated herein by reference to Exhibit (m)(246) of Post-Effective Amendment No. 128.

(239)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2060 Fund: Fidelity Advisor Freedom Blend 2060 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(247) of Post-Effective Amendment No. 128.

(240)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund is incorporated herein by reference to Exhibit (m)(249) of Post-Effective Amendment No. 128.

(241)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(250) of Post-Effective Amendment No. 128.

(242)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Class K, is incorporated herein by reference to Exhibit (m)(251) of Post-Effective Amendment No. 128.

(243)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(264) of Post-Effective Amendment No. 139.

(244)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Fidelity Advisor Freedom Blend 2065 Fund: Class A, is incorporated herein by reference to Exhibit (m)(252) of Post-Effective Amendment No. 128.

(245)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Fidelity Advisor Freedom Blend 2065 Fund: Class M, is incorporated herein by reference to Exhibit (m)(253) of Post-Effective Amendment No. 128.

(246)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Fidelity Advisor Freedom Blend 2065 Fund: Class C, is incorporated herein by reference to Exhibit (m)(254) of Post-Effective Amendment No. 128.

(247)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Fidelity Advisor Freedom Blend 2065 Fund: Class I, is incorporated herein by reference to Exhibit (m)(255) of Post-Effective Amendment No. 128.

(248)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2065 Fund: Fidelity Advisor Freedom Blend 2065 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(256) of Post-Effective Amendment No. 128.

(249)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund is incorporated herein by reference to Exhibit (m)(268) of Post-Effective Amendment No. 162.

(250)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Class K, is incorporated herein by reference to Exhibit (m)(269) of Post-Effective Amendment No. 162.

(251)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(270) of Post-Effective Amendment No. 162.

(252)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(271) of Post-Effective Amendment No. 162.

(253)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Fidelity Advisor Freedom Blend 2070 Fund: Class A, is incorporated herein by reference to Exhibit (m)(272) of Post-Effective Amendment No. 162.

(254)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Fidelity Advisor Freedom Blend 2070 Fund: Class M, is incorporated herein by reference to Exhibit (m)(273) of Post-Effective Amendment No. 162.

(255)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Fidelity Advisor Freedom Blend 2070 Fund: Class C, is incorporated herein by reference to Exhibit (m)(274) of Post-Effective Amendment No. 162.

(256)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Fidelity Advisor Freedom Blend 2070 Fund: Class I, is incorporated herein by reference to Exhibit (m)(275) of Post-Effective Amendment No. 162.

(257)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend 2070 Fund: Fidelity Advisor Freedom Blend 2070 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(276) of Post-Effective Amendment No. 162.

(258)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund is incorporated herein by reference to Exhibit (m)(258) of Post-Effective Amendment No. 128.

(259)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Class K6, is incorporated herein by reference to Exhibit (m)(259) of Post-Effective Amendment No. 128.

(260)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Class K, is incorporated herein by reference to Exhibit (m)(260) of Post-Effective Amendment No. 128.

(261)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(274) of Post-Effective Amendment No. 139.

(262)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Fidelity Advisor Freedom Blend Income Fund: Class A, is incorporated herein by reference to Exhibit (m)(261) of Post-Effective Amendment No. 128.

(263)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Fidelity Advisor Freedom Blend Income Fund: Class M, is incorporated herein by reference to Exhibit (m)(262) of Post-Effective Amendment No. 128.

(264)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Fidelity Advisor Freedom Blend Income Fund: Class C, is incorporated herein by reference to Exhibit (m)(263) of Post-Effective Amendment No. 128.

(265)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Fidelity Advisor Freedom Blend Income Fund: Class I, is incorporated herein by reference to Exhibit (m)(264) of Post-Effective Amendment No. 128.

(266)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Blend Income Fund: Fidelity Advisor Freedom Blend Income Fund: Class Z, is incorporated herein by reference to Exhibit (m)(265) of Post-Effective Amendment No. 128.

(267)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2010 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(272) of Post-Effective Amendment No. 128.

(268)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2010 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(270) of Post-Effective Amendment No. 128.

(269)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2010 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(271) of Post-Effective Amendment No. 133.

(270)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2010 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(270) of Post-Effective Amendment No. 164.

(271)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2015 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(275) of Post-Effective Amendment No. 128.

(272)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2015 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(273) of Post-Effective Amendment No. 128.

(273)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2015 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(274) of Post-Effective Amendment No. 133.

(274)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2015 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(274) of Post-Effective Amendment No. 164.

(275)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2020 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(278) of Post-Effective Amendment No. 128.

(276)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2020 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(276) of Post-Effective Amendment No. 128.

(277)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2020 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(277) of Post-Effective Amendment No. 133.

(278)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2020 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(278) of Post-Effective Amendment No. 164.

(279)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2025 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(281) of Post-Effective Amendment No. 128.

(280)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2025 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(279) of Post-Effective Amendment No. 128.

(281)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2025 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(280) of Post-Effective Amendment No. 133.

(282)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2025 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(282) of Post-Effective Amendment No. 164.

(283)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2030 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(284) of Post-Effective Amendment No. 128.

(284)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2030 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(282) of Post-Effective Amendment No. 128.

(285)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2030 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(283) of Post-Effective Amendment No. 133.

(286)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2030 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(286) of Post-Effective Amendment No. 164.

(287)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2035 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(287) of Post-Effective Amendment No. 128.

(288)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2035 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(285) of Post-Effective Amendment No. 128.

(289)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2035 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(286) of Post-Effective Amendment No. 133.

(290)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2035 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(290) of Post-Effective Amendment No. 164.

(291)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2040 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(290) of Post-Effective Amendment No. 128.

(292)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2040 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(288) of Post-Effective Amendment No. 128.

(293)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2040 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(289) of Post-Effective Amendment No. 133.

(294)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2040 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(294) of Post-Effective Amendment No. 164.

(295)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2045 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(293) of Post-Effective Amendment No. 128.

(296)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2045 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(291) of Post-Effective Amendment No. 128.

(297)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2045 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(292) of Post-Effective Amendment No. 133.

(298)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2045 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(298) of Post-Effective Amendment No. 164.

(299)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2050 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(296) of Post-Effective Amendment No. 128.

(300)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2050 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(294) of Post-Effective Amendment No. 128.

(301)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2050 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(295) of Post-Effective Amendment No. 133.

(302)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2050 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(302) of Post-Effective Amendment No. 164.

(303)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2055 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(299) of Post-Effective Amendment No. 128.

(304)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2055 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(297) of Post-Effective Amendment No. 128.

(305)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2055 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(298) of Post-Effective Amendment No. 133.

(306)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2055 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(306) of Post-Effective Amendment No. 164.

(307)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2060 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(302) of Post-Effective Amendment No. 128.

(308)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2060 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(300) of Post-Effective Amendment No. 128.

(309)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2060 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(301) of Post-Effective Amendment No. 133.

(310)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2060 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(310) of Post-Effective Amendment No. 164.

(311)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2065 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(305) of Post-Effective Amendment No. 128.

(312)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2065 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(303) of Post-Effective Amendment No. 128.

(313)

 Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2065 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(304) of Post-Effective Amendment No. 133.

(314)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2065 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(314) of Post-Effective Amendment No. 164.

(315)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2070 Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(325) of Post-Effective Amendment No. 162.

(316)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2070 Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(326) of Post-Effective Amendment No. 162.

(317)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2070 Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(327) of Post-Effective Amendment No. 162.

(318)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index 2070 Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(318) of Post-Effective Amendment No. 164.

(319)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index Income Fund: Institutional Premium Class, is incorporated herein by reference to Exhibit (m)(308) of Post-Effective Amendment No. 128.

(320)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index Income Fund: Investor Class, is incorporated herein by reference to Exhibit (m)(306) of Post-Effective Amendment No. 128.

(321)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index Income Fund: Premier Class, is incorporated herein by reference to Exhibit (m)(307) of Post-Effective Amendment No. 133.

(322)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Freedom Index Income Fund: Premier II Class, is incorporated herein by reference to Exhibit (m)(322) of Post-Effective Amendment No. 164.

(323)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Four-in-One Index Fund (currently known as Fidelity Multi-Asset Index Fund), is incorporated herein by reference to Exhibit (m)(309) of Post-Effective Amendment No. 128.

(324)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund is incorporated herein by reference to Exhibit (m)(324) of Post-Effective Amendment No. 150.

(325)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund: Class K, is incorporated herein by reference to Exhibit (m)(325) of Post-Effective Amendment No. 150.

(326)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(326) of Post-Effective Amendment No. 150.

(327)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund: Fidelity Advisor Sustainable Target Date 2010 Fund: Class A, is incorporated herein by reference to Exhibit (m)(327) of Post-Effective Amendment No. 150.

(328)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund: Fidelity Advisor Sustainable Target Date 2010 Fund: Class M, is incorporated herein by reference to Exhibit (m)(328) of Post-Effective Amendment No. 150.

(329)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund: Fidelity Advisor Sustainable Target Date 2010 Fund: Class C, is incorporated herein by reference to Exhibit (m)(329) of Post-Effective Amendment No. 150.

(330)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund: Fidelity Advisor Sustainable Target Date 2010 Fund:  Class I, is incorporated herein by reference to Exhibit (m)(330) of Post-Effective Amendment No. 150.

(331)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2010 Fund: Fidelity Advisor Sustainable Target Date 2010 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(331) of Post-Effective Amendment No. 150.

(332)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund is incorporated herein by reference to Exhibit (m)(333) of Post-Effective Amendment No. 150.

(333)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund: Class K, is incorporated herein by reference to Exhibit (m)(334) of Post-Effective Amendment No. 150.

(334)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(335) of Post-Effective Amendment No. 150.

(335)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund: Fidelity Advisor Sustainable Target Date 2015 Fund: Class A, is incorporated herein by reference to Exhibit (m)(336) of Post-Effective Amendment No. 150.

(336)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund: Fidelity Advisor Sustainable Target Date 2015 Fund: Class M, is incorporated herein by reference to Exhibit (m)(337) of Post-Effective Amendment No. 150.

(337)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund: Fidelity Advisor Sustainable Target Date 2015 Fund: Class C, is incorporated herein by reference to Exhibit (m)(338) of Post-Effective Amendment No. 150.

(338)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund: Fidelity Advisor Sustainable Target Date 2015 Fund: Class I, is incorporated herein by reference to Exhibit (m)(339) of Post-Effective Amendment No. 150.

(339)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2015 Fund: Fidelity Advisor Sustainable Target Date 2015 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(340) of Post-Effective Amendment No. 150.

(340)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund is incorporated herein by reference to Exhibit (m)(342) of Post-Effective Amendment No. 150.

(341)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund: Class K, is incorporated herein by reference to Exhibit (m)(343) of Post-Effective Amendment No. 150.

(342)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(344) of Post-Effective Amendment No. 150.

(343)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund: Fidelity Advisor Sustainable Target Date 2020 Fund: Class A, is incorporated herein by reference to Exhibit (m)(345) of Post-Effective Amendment No. 150.

(344)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund: Fidelity Advisor Sustainable Target Date 2020 Fund: Class M, is incorporated herein by reference to Exhibit (m)(346) of Post-Effective Amendment No. 150.

(345)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund: Fidelity Advisor Sustainable Target Date 2020 Fund: Class C, is incorporated herein by reference to Exhibit (m)(347) of Post-Effective Amendment No. 150.

(346)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund: Fidelity Advisor Sustainable Target Date 2020 Fund: Class I, is incorporated herein by reference to Exhibit (m)(348) of Post-Effective Amendment No. 150.

(347)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2020 Fund: Fidelity Advisor Sustainable Target Date 2020 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(349) of Post-Effective Amendment No. 150.

(348)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund is incorporated herein by reference to Exhibit (m)(351) of Post-Effective Amendment No. 150.

(349)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund: Class K, is incorporated herein by reference to Exhibit (m)(352) of Post-Effective Amendment No. 150.

(350)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(353) of Post-Effective Amendment No. 150.

(351)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund: Fidelity Advisor Sustainable Target Date 2025 Fund: Class A, is incorporated herein by reference to Exhibit (m)(354) of Post-Effective Amendment No. 150.

(352)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund: Fidelity Advisor Sustainable Target Date 2025 Fund: Class M, is incorporated herein by reference to Exhibit (m)(355) of Post-Effective Amendment No. 150.

(353)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund: Fidelity Advisor Sustainable Target Date 2025 Fund: Class C, is incorporated herein by reference to Exhibit (m)(356) of Post-Effective Amendment No. 150.

(354)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund: Fidelity Advisor Sustainable Target Date 2025 Fund: Class I, is incorporated herein by reference to Exhibit (m)(357) of Post-Effective Amendment No. 150.

(355)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2025 Fund: Fidelity Advisor Sustainable Target Date 2025 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(358) of Post-Effective Amendment No. 150.

(356)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund is incorporated herein by reference to Exhibit (m)(360) of Post-Effective Amendment No. 150.

(357)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund: Class K, is incorporated herein by reference to Exhibit (m)(361) of Post-Effective Amendment No. 150.

(358)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(362) of Post-Effective Amendment No. 150.

(359)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund: Fidelity Advisor Sustainable Target Date 2030 Fund: Class A, is incorporated herein by reference to Exhibit (m)(363) of Post-Effective Amendment No. 150.

(360)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund: Fidelity Advisor Sustainable Target Date 2030 Fund: Class M, is incorporated herein by reference to Exhibit (m)(364) of Post-Effective Amendment No. 150.

(361)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund: Fidelity Advisor Sustainable Target Date 2030 Fund: Class C, is incorporated herein by reference to Exhibit (m)(365) of Post-Effective Amendment No. 150.

(362)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund: Fidelity Advisor Sustainable Target Date 2030 Fund: Class I, is incorporated herein by reference to Exhibit (m)(366) of Post-Effective Amendment No. 150.

(363)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2030 Fund: Fidelity Advisor Sustainable Target Date 2030 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(367) of Post-Effective Amendment No. 150.

(364)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund is incorporated herein by reference to Exhibit (m)(369) of Post-Effective Amendment No. 150.

(365)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund: Class K, is incorporated herein by reference to Exhibit (m)(370) of Post-Effective Amendment No. 150.

(366)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(371) of Post-Effective Amendment No. 150.

(367)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund: Fidelity Advisor Sustainable Target Date 2035 Fund: Class A, is incorporated herein by reference to Exhibit (m)(372) of Post-Effective Amendment No. 150.

(368)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund: Fidelity Advisor Sustainable Target Date 2035 Fund: Class M, is incorporated herein by reference to Exhibit (m)(373) of Post-Effective Amendment No. 150.

(369)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund: Fidelity Advisor Sustainable Target Date 2035 Fund: Class C, is incorporated herein by reference to Exhibit (m)(374) of Post-Effective Amendment No. 150.

(370)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund: Fidelity Advisor Sustainable Target Date 2035 Fund: Class I, is incorporated herein by reference to Exhibit (m)(375) of Post-Effective Amendment No. 150.

(371)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2035 Fund: Fidelity Advisor Sustainable Target Date 2035 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(376) of Post-Effective Amendment No. 150.

(372)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund is incorporated herein by reference to Exhibit (m)(378) of Post-Effective Amendment No. 150.

(373)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund: Class K, is incorporated herein by reference to Exhibit (m)(379) of Post-Effective Amendment No. 150.

(374)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(380) of Post-Effective Amendment No. 150.

(375)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund: Fidelity Advisor Sustainable Target Date 2040 Fund: Class A, is incorporated herein by reference to Exhibit (m)(381) of Post-Effective Amendment No. 150.

(376)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund: Fidelity Advisor Sustainable Target Date 2040 Fund: Class M, is incorporated herein by reference to Exhibit (m)(382) of Post-Effective Amendment No. 150.

(377)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund: Fidelity Advisor Sustainable Target Date 2040 Fund: Class C, is incorporated herein by reference to Exhibit (m)(383) of Post-Effective Amendment No. 150.

(378)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund: Fidelity Advisor Sustainable Target Date 2040 Fund: Class I, is incorporated herein by reference to Exhibit (m)(384) of Post-Effective Amendment No. 150.

(379)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2040 Fund: Fidelity Advisor Sustainable Target Date 2040 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(385) of Post-Effective Amendment No. 150.

(380)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund is incorporated herein by reference to Exhibit (m)(387) of Post-Effective Amendment No. 150.

(381)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund: Class K, is incorporated herein by reference to Exhibit (m)(388) of Post-Effective Amendment No. 150.

(382)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(389) of Post-Effective Amendment No. 150.

(383)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund: Fidelity Advisor Sustainable Target Date 2045 Fund: Class A, is incorporated herein by reference to Exhibit (m)(390) of Post-Effective Amendment No. 150.

(384)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund: Fidelity Advisor Sustainable Target Date 2045 Fund: Class M, is incorporated herein by reference to Exhibit (m)(391) of Post-Effective Amendment No. 150.

(385)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund: Fidelity Advisor Sustainable Target Date 2045 Fund: Class C, is incorporated herein by reference to Exhibit (m)(392) of Post-Effective Amendment No. 150.

(386)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund: Fidelity Advisor Sustainable Target Date 2045 Fund: Class I, is incorporated herein by reference to Exhibit (m)(393) of Post-Effective Amendment No. 150.

(387)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2045 Fund: Fidelity Advisor Sustainable Target Date 2045 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(394) of Post-Effective Amendment No. 150.

(388)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund is incorporated herein by reference to Exhibit (m)(396) of Post-Effective Amendment No. 150.

(389)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund: Class K, is incorporated herein by reference to Exhibit (m)(397) of Post-Effective Amendment No. 150.

(390)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(398) of Post-Effective Amendment No. 150.

(391)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund: Fidelity Advisor Sustainable Target Date 2050 Fund: Class A, is incorporated herein by reference to Exhibit (m)(399) of Post-Effective Amendment No. 150.

(392)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund: Fidelity Advisor Sustainable Target Date 2050 Fund: Class M, is incorporated herein by reference to Exhibit (m)(400) of Post-Effective Amendment No. 150.

(393)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund: Fidelity Advisor Sustainable Target Date 2050 Fund: Class C, is incorporated herein by reference to Exhibit (m)(401) of Post-Effective Amendment No. 150.

(394)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund: Fidelity Advisor Sustainable Target Date 2050 Fund: Class I, is incorporated herein by reference to Exhibit (m)(402) of Post-Effective Amendment No. 150.

(395)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2050 Fund: Fidelity Advisor Sustainable Target Date 2050 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(403) of Post-Effective Amendment No. 150.

(396)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund is incorporated herein by reference to Exhibit (m)(405) of Post-Effective Amendment No. 150.

(397)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund: Class K, is incorporated herein by reference to Exhibit (m)(406) of Post-Effective Amendment No. 150.

(398)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(407) of Post-Effective Amendment No. 150.

(399)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund: Fidelity Advisor Sustainable Target Date 2055 Fund: Class A, is incorporated herein by reference to Exhibit (m)(408) of Post-Effective Amendment No. 150.

(400)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund: Fidelity Advisor Sustainable Target Date 2055 Fund: Class M, is incorporated herein by reference to Exhibit (m)(409) of Post-Effective Amendment No. 150.

(401)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund: Fidelity Advisor Sustainable Target Date 2055 Fund: Class C, is incorporated herein by reference to Exhibit (m)(410) of Post-Effective Amendment No. 150.

(402)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund: Fidelity Advisor Sustainable Target Date 2055 Fund: Class I, is incorporated herein by reference to Exhibit (m)(411) of Post-Effective Amendment No. 150.

(403)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2055 Fund: Fidelity Advisor Sustainable Target Date 2055 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(412) of Post-Effective Amendment No. 150.

(404)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund is incorporated herein by reference to Exhibit (m)(414) of Post-Effective Amendment No. 150.

(405)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund: Class K, is incorporated herein by reference to Exhibit (m)(415) of Post-Effective Amendment No. 150.

(406)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(416) of Post-Effective Amendment No. 150.

(407)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund: Fidelity Advisor Sustainable Target Date 2060 Fund: Class A, is incorporated herein by reference to Exhibit (m)(417) of Post-Effective Amendment No. 150.

(408)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund: Fidelity Advisor Sustainable Target Date 2060 Fund: Class M, is incorporated herein by reference to Exhibit (m)(418) of Post-Effective Amendment No. 150.

(409)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund: Fidelity Advisor Sustainable Target Date 2060 Fund: Class C, is incorporated herein by reference to Exhibit (m)(419) of Post-Effective Amendment No. 150.

(410)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund: Fidelity Advisor Sustainable Target Date 2060 Fund: Class I, is incorporated herein by reference to Exhibit (m)(420) of Post-Effective Amendment No. 150.

(411)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2060 Fund: Fidelity Advisor Sustainable Target Date 2060 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(421) of Post-Effective Amendment No. 150.

(412)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund is incorporated herein by reference to Exhibit (m)(423) of Post-Effective Amendment No. 150.

(413)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund: Class K, is incorporated herein by reference to Exhibit (m)(424) of Post-Effective Amendment No. 150.

(414)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(425) of Post-Effective Amendment No. 150.

(415)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund: Fidelity Advisor Sustainable Target Date 2065 Fund: Class A, is incorporated herein by reference to Exhibit (m)(426) of Post-Effective Amendment No. 150.

(416)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund: Fidelity Advisor Sustainable Target Date 2065 Fund: Class M, is incorporated herein by reference to Exhibit (m)(427) of Post-Effective Amendment No. 150.

(417)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund: Fidelity Advisor Sustainable Target Date 2065 Fund: Class C, is incorporated herein by reference to Exhibit (m)(428) of Post-Effective Amendment No. 150.

(418)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund: Fidelity Advisor Sustainable Target Date 2065 Fund: Class I, is incorporated herein by reference to Exhibit (m)(429) of Post-Effective Amendment No. 150.

(419)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2065 Fund: Fidelity Advisor Sustainable Target Date 2065 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(430) of Post-Effective Amendment No. 150.

(420)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund, is incorporated herein by reference to Exhibit (m)(428) of Post-Effective Amendment No. 162.

(421)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund: Class K, is incorporated herein by reference to Exhibit (m)(429) of Post-Effective Amendment No. 162.

(422)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund: Class K6, is incorporated herein by reference to Exhibit (m)(430) of Post-Effective Amendment No. 162.

(423)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund: Fidelity Advisor Sustainable Target Date 2070 Fund: Class A, is incorporated herein by reference to Exhibit (m)(431) of Post-Effective Amendment No. 162.

(424)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund: Fidelity Advisor Sustainable Target Date 2070 Fund: Class M, is incorporated herein by reference to Exhibit (m)(432) of Post-Effective Amendment No. 162.

(425)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund: Fidelity Advisor Sustainable Target Date 2070 Fund: Class C, is incorporated herein by reference to Exhibit (m)(433) of Post-Effective Amendment No. 162.

(426)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund: Fidelity Advisor Sustainable Target Date 2070 Fund: Class I, is incorporated herein by reference to Exhibit (m)(434) of Post-Effective Amendment No. 162.

(427)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date 2070 Fund: Fidelity Advisor Sustainable Target Date 2070 Fund: Class Z, is incorporated herein by reference to Exhibit (m)(435) of Post-Effective Amendment No. 162.

(428)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund is incorporated herein by reference to Exhibit (m)(432) of Post-Effective Amendment No. 150.

(429)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund: Class K, is incorporated herein by reference to Exhibit (m)(433) of Post-Effective Amendment No. 150.

(430)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund: Class K6, is incorporated herein by reference to Exhibit (m)(434) of Post-Effective Amendment No. 150.

(431)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund: Fidelity Advisor Sustainable Target Date Income Fund: Class A, is incorporated herein by reference to Exhibit (m)(435) of Post-Effective Amendment No. 150.

(432)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund: Fidelity Advisor Sustainable Target Date Income Fund: Class M, is incorporated herein by reference to Exhibit (m)(436) of Post-Effective Amendment No. 150.

(433)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund: Fidelity Advisor Sustainable Target Date Income Fund: Class C, is incorporated herein by reference to Exhibit (m)(437) of Post-Effective Amendment No. 150.

(434)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund: Fidelity Advisor Sustainable Target Date Income Fund: Class I, is incorporated herein by reference to Exhibit (m)(438) of Post-Effective Amendment No. 150.

(435)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainable Target Date Income Fund: Fidelity Advisor Sustainable Target Date Income Fund: Class Z, is incorporated herein by reference to Exhibit (m)(439) of Post-Effective Amendment No. 150.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated May 16, 2024, on behalf of Fidelity Aberdeen Street Trust on behalf of Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Advisor Freedom 2055 Fund, Fidelity Advisor Freedom 2060 Fund, Fidelity Advisor Freedom 2065 Fund, Fidelity Advisor Freedom 2070 Fund, Fidelity Advisor Freedom Income Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Freedom 2055 Fund, Fidelity Freedom 2060 Fund, Fidelity Freedom 2065 Fund, Fidelity Freedom 2070 Fund, Fidelity Freedom Income Fund, Fidelity Freedom Blend 2010 Fund, Fidelity Freedom Blend 2015 Fund, Fidelity Freedom Blend 2020 Fund, Fidelity Freedom Blend 2025 Fund, Fidelity Freedom Blend 2030 Fund, Fidelity Freedom Blend 2035 Fund, Fidelity Freedom Blend 2040 Fund, Fidelity Freedom Blend 2045 Fund, Fidelity Freedom Blend 2050 Fund, Fidelity Freedom Blend 2055 Fund, Fidelity Freedom Blend 2060 Fund, Fidelity Freedom Blend 2065 Fund, Fidelity Freedom Blend 2070 Fund, Fidelity Freedom Blend Income Fund, Fidelity Freedom Index 2010 Fund, Fidelity Freedom Index 2015 Fund, Fidelity Freedom Index 2020 Fund, Fidelity Freedom Index 2025 Fund, Fidelity Freedom Index 2030 Fund, Fidelity Freedom Index 2035 Fund, Fidelity Freedom Index 2040 Fund, Fidelity Freedom Index 2045 Fund, Fidelity Freedom Index 2050 Fund, Fidelity Freedom Index 2055 Fund, Fidelity Freedom Index 2060 Fund, Fidelity Freedom Index 2065 Fund, Fidelity Freedom Index 2070 Fund, Fidelity Freedom Index Income Fund, Fidelity Sustainable Target Date 2010 Fund, Fidelity Sustainable Target Date 2015 Fund, Fidelity Sustainable Target Date 2020 Fund, Fidelity Sustainable Target Date 2025 Fund, Fidelity Sustainable Target Date 2030 Fund, Fidelity Sustainable Target Date 2035 Fund, Fidelity Sustainable Target Date 2040 Fund, Fidelity Sustainable Target Date 2045 Fund, Fidelity Sustainable Target Date 2050 Fund, Fidelity Sustainable Target Date 2055 Fund, Fidelity Sustainable Target Date 2060 Fund, Fidelity Sustainable Target Date 2065 Fund, Fidelity Sustainable Target Date 2070 Fund, and Fidelity Sustainable Target Date Income Fund, is incorporated herein by reference to Exhibit (n)(1) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 582.

(2)

Schedule I (Fixed-Income), dated July 1, 2024, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated May 16, 2024, on behalf of Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Advisor Freedom 2055 Fund, Fidelity Advisor Freedom 2060 Fund, Fidelity Advisor Freedom 2065 Fund, Fidelity Advisor Freedom 2070 Fund, Fidelity Advisor Freedom Income Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Freedom 2055 Fund, Fidelity Freedom 2060 Fund, Fidelity Freedom 2065 Fund, Fidelity Freedom 2070 Fund, Fidelity Freedom Income Fund, Fidelity Freedom Blend 2010 Fund, Fidelity Freedom Blend 2015 Fund, Fidelity Freedom Blend 2020 Fund, Fidelity Freedom Blend 2025 Fund, Fidelity Freedom Blend 2030 Fund, Fidelity Freedom Blend 2035 Fund, Fidelity Freedom Blend 2040 Fund, Fidelity Freedom Blend 2045 Fund, Fidelity Freedom Blend 2050 Fund, Fidelity Freedom Blend 2055 Fund, Fidelity Freedom Blend 2060 Fund, Fidelity Freedom Blend 2065 Fund, Fidelity Freedom Blend 2070 Fund, Fidelity Freedom Blend Income Fund, Fidelity Freedom Index 2010 Fund, Fidelity Freedom Index 2015 Fund, Fidelity Freedom Index 2020 Fund, Fidelity Freedom Index 2025 Fund, Fidelity Freedom Index 2030 Fund, Fidelity Freedom Index 2035 Fund, Fidelity Freedom Index 2040 Fund, Fidelity Freedom Index 2045 Fund, Fidelity Freedom Index 2050 Fund, Fidelity Freedom Index 2055 Fund, Fidelity Freedom Index 2060 Fund, Fidelity Freedom Index 2065 Fund, Fidelity Freedom Index 2070 Fund, Fidelity Freedom Index Income Fund, Fidelity Sustainable Target Date 2010 Fund, Fidelity Sustainable Target Date 2015 Fund, Fidelity Sustainable Target Date 2020 Fund, Fidelity Sustainable Target Date 2025 Fund, Fidelity Sustainable Target Date 2030 Fund, Fidelity Sustainable Target Date 2035 Fund, Fidelity Sustainable Target Date 2040 Fund, Fidelity Sustainable Target Date 2045 Fund, Fidelity Sustainable Target Date 2050 Fund, Fidelity Sustainable Target Date 2055 Fund, Fidelity Sustainable Target Date 2060 Fund, Fidelity Sustainable Target Date 2065 Fund, Fidelity Sustainable Target Date 2070 Fund, and Fidelity Sustainable Target Date Income Fund, is incorporated herein by reference to Exhibit (n)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 582.

(p)

The 2025 Code of Ethics, adopted by each fund and Fidelity Management & Research Company LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 594.

Item 29.

Persons Controlled by or under Common Control with the Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY LLC (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson

Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR LLC; Chief Executive Officer, Chairman and Director of Fidelity Management & Research Company LLC.  Previously served as Chairman of the Board and Director FMRC.

Peter S. Lynch	Vice Chairman and Director of Fidelity Management & Research Company LLC and a member of the Advisory Board of funds advised by FMR. Previously served as Vice Chairman and Director of FMRC.
Cynthia Lo Bessette

Senior Vice President of Fidelity Management & Research Company LLC; Secretary Fidelity Diversifying Solutions LLC; Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC; Secretary SelectCo, LLC and FIMM; Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC; Secretary FMR Capital, Inc, Strategic Advisers LLC, FIIOC, and Fidelity Service Company Inc..
Bart Grenier	President of Fidelity Management & Research Company LLC and Director of Strategic Advisers LLC (2024).
Michael Shulman

Assistant Treasurer Fidelity Distributors Company LLC (FDC), Fidelity Diversifying Solutions LLC, FIMM, Fidelity Management & Research Company LLC (2023), FMR LLC (2023), FMR Capital, Inc. (2023), Strategic Advisers LLC (2023), FIIOC, and Fidelity Service Company, Inc.; Executive Vice President, Tax of FMR LLC (2023).

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jason Pogorelec	Compliance Officer of Fidelity Management & Research Company LLC (2023).
Nicole Macarchuk	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC (2024), Chief Legal Officer of FMR H.K. (2024), FMR Japan (2024), and FMR Investment Management (UK) Limited (2024).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Investments Institutional Operations Company LLC
245 Summer Street
Boston, MA 02210

Fidelity Service Company, Inc
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
Kamiyacho Prime Place, 1-17
Toranomon-4-Chome, Minato-ku

Tokyo, Japan

FMR Investment Management (UK) Limited (FMR UK)
1 St. Martin's Le Grand

London, EC1A 4AS, United Kingdom

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))

Beech Gate Millfield Lane

Lower Kingswood, Tadworth, Surrey

KT20 6RP, United Kingdom

Strategic Advisers LLC
155 Seaport Boulevard
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer	None
Robert F. Bachman	Executive Vice President and Director (2023)	None
Timothy Dunne	Director (2024)	None
Dalton Gustafson	President and Director (2023)	None
Natalie Kavanaugh	Chief Legal Officer	None
John McGinty	Chief Compliance Officer	None
Natelli Abramov	Chief Financial Officer (2025)	None
John Slyconish	Treasurer	None
Natalie Kavanaugh	Secretary	None
Lisa D. Krieser	Assistant Secretary	None
Michael Shulman	Assistant Treasurer	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company LLC or Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 240 Greenwich Street, New York, NY and State Street Bank & Trust Company, One Congress Street, Boston, MA.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 165 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 24th day of April 2025.

Fidelity Aberdeen Street Trust
By	/s/Laura M. Del Prato Laura M. Del Prato, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Laura M. Del Prato		President and Treasurer	April 24, 2025
Laura M. Del Prato		(Principal Executive Officer)

/s/Stephanie Caron		Chief Financial Officer	April 24, 2025
Stephanie Caron		(Principal Financial Officer)

/s/Abigail P. Johnson	†	Trustee	April 24, 2025
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	April 24, 2025
Elizabeth S. Acton

/s/Laura M. Bishop	*	Trustee	April 24, 2025
Laura M. Bishop

/s/Ann E. Dunwoody	*	Trustee	April 24, 2025
Ann E. Dunwoody

/s/Robert F. Gartland	*	Trustee	April 24, 2025
Robert F. Gartland

/s/Robert W. Helm	*	Trustee	April 24, 2025
Robert W. Helm

/s/Michael E. Kenneally	*	Trustee	April 24, 2025
Michael E. Kenneally

/s/Mark A. Murray	*	Trustee	April 24, 2025
Mark A. Murray

/s/Jennifer Toolin McAuliffe	*	Trustee	April 24, 2025
Jennifer Toolin McAuliffe

/s/Lester Owens	*	Trustee	April 24, 2025
Lester Owens

/s/Christine J. Thompson	*	Trustee	April 24, 2025
Christine J. Thompson

/s/Carol J. Zierhoffer	*	Trustee	April 24, 2025
Carol J. Zierhoffer

†	By:	/s/ Stephanie J. Brown
Stephanie J. Brown, pursuant to a power of attorney dated January 26, 2023 and filed herewith.

*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to a power of attorney dated October 1, 2024 and filed herewith.

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Aberdeen Street Trust	Fidelity Municipal Trust
Fidelity Advisor Series II	Fidelity Municipal Trust II
Fidelity Advisor Series IV	Fidelity Newbury Street Trust
Fidelity California Municipal Trust	Fidelity New York Municipal Trust
Fidelity California Municipal Trust II	Fidelity New York Municipal Trust II
Fidelity Central Investment Portfolios II LLC	Fidelity Oxford Street Trust
Fidelity Charles Street Trust	Fidelity Oxford Street Trust II
Fidelity Colchester Street Trust	Fidelity Phillips Street Trust
Fidelity Court Street Trust	Fidelity Revere Street Trust
Fidelity Court Street Trust II	Fidelity Salem Street Trust
Fidelity Garrison Street Trust	Fidelity School Street Trust
Fidelity Hereford Street Trust	Fidelity Union Street Trust
Fidelity Income Fund	Fidelity Union Street Trust II
Fidelity Massachusetts Municipal Trust	Variable Insurance Products Fund V
Fidelity Merrimack Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Trustee (collectively, the "Funds"), hereby constitute and appoint Stephanie J. Brown, my true and lawful attorney- in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post- Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or her substitutes may do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect only for such time as Stephanie J. Brown shall continue to be an officer of Fidelity Management & Research Company LLC, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

This Power of Attorney has been executed as of January 26, 2023.

/s/ Abigail P. Johnson

Abigail P. Johnson

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after October 1, 2024.

WITNESS our hands on this first day of October 2024.

/s/Elizabeth S. Acton	/s/Mark A. Murray
Elizabeth S. Acton	Mark A. Murray

/s/Laura M. Bishop	/s/Jennifer Toolin McAuliffe
Laura M. Bishop	Jennifer Toolin McAuliffe

/s/Ann E. Dunwoody	/s/Lester Owens
Ann E. Dunwoody	Lester Owens

/s/Robert F. Gartland	/s/Christine J. Thompson
Robert F. Gartland	Christine J. Thompson

/s/Robert W. Helm	/s/Carol J. Zierhoffer
Robert W. Helm	Carol J. Zierhoffer

/s/Michael E. Kenneally
Michael E. Kenneally